UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [               ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement
[               ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[               ] Definitive Proxy Statement
[               ] Definitive Additional Materials
[               ] Soliciting Material Pursuant to § 240.14a -12

ELEPHANT & CASTLE GROUP INC.
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

____________________________________________________________________
Payment of Filing Fee (Check the appropriate box):

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[               ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Rule 14A
[               ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total Fee Paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: _________________________________________________________________
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(4)	Date Filed: ___________________

ELEPHANT & CASTLE GROUP INC.

INVITATION,
NOTICE OF MEETING,
JOINT PROXY STATEMENT AND INFORMATION CIRCULAR,
FORM OF PROXY
AND FINANCIAL STATEMENT REQUEST FORM

For the Annual and Special Meeting of
Elephant & Castle Group Inc.

To be Held on May 11, 2006

ELEPHANT & CASTLE GROUP INC.
12th Floor – 1190 Hornby Street
Vancouver, B.C. V6Z 2K5
Canada
(604) 684-6451

April 7, 2006

Dear Shareholder:

          You are cordially invited to attend the 2006 Annual and Special Meeting of Shareholders of Elephant & Castle Group Inc. The Meeting will be commencing at 10:00 a.m. on the morning of Thursday, May 11, 2006, in the Coquihalla Room on the 2nd Floor of 1190 Hornby Street, Vancouver, B.C., Canada V7Z 2K5.

          The formal Notice of Annual and Special Meeting and Joint Proxy Statement and Management Information Circular accompanying this letter describe the business to be acted upon at the meeting. In addition, an informal report on the state of the Company’s business and affairs will be provided to interested persons during any recess in formal proceedings.

          It is important that your shares be represented at the meeting. Therefore, I urge that you MARK, SIGN, DATE and RETURN PROMPTLY the enclosed PROXY in the envelope furnished for that purpose. If you are present at the meeting, you may, if you wish, revoke your proxy and vote in person. We are looking forward to seeing our shareholders at the meeting.

Sincerely,

Richard Bryant
President & Chief Executive Officer

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
To Be Held On May 11, 2006

TO:       The Shareholders of Elephant & Castle Group Inc.

NOTICE IS HEREBY GIVEN that the annual and special meeting (the “Meeting”) of the shareholders of Elephant & Castle Group Inc. (the “Company”) will be held at the Coquihalla Room, 2nd Floor, 1190 Hornby Street, Vancouver, British Columbia on Thursday, the 11th day of May, 2006, at 10:00 a.m., for the following purposes:

1.	To receive the consolidated audited financial statements of the Company for the financial year ended December 25, 2005 and the report of the auditors thereon;

2.	To fix the number of directors of the Company for the ensuing year at eight (8);

3.	To elect eight (8) directors to hold office until the close of the next annual meeting of shareholders of the Company;

4.	To appoint auditors of the Company for the ensuing year and authorize the directors to fix the remuneration to be paid to the auditors of the Company;

5.

To consider and, if thought appropriate, to pass a special resolution, the full text of which is appended to the accompanying Joint Proxy Statement and Management Information Circular as Schedule B, to amend the Notice of Articles and Articles of the Company to alter the authorized share structure of the Company by creating an unlimited number of Class A Preferred shares, with no par value, with the special rights and restrictions to be set out in the Articles of the Company attached as Schedule C to the Joint Proxy Statement and Management Information Circular; and

6.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Accompanying this Notice of Meeting are: (1) a Joint Proxy Statement and Management Information Circular, which provides additional information relating to the matters to be dealt with at the Meeting; (2) a form of proxy and notes to proxy; (3) a return envelope for use by shareholders to send in their proxy; (4) the Annual Report of the Company for the year ended December 25, 2005 containing the Audited Financial Statements, the auditors’ report thereon and Management’s Discussion and Analysis, and (5) a financial statement request card for use by shareholders who wish to receive the Company’s future annual and/or interim financial statements.

The Board of Directors of the Company has fixed April 7, 2006 as the record date for the determination of shareholders of the Company entitled to receive this Notice of Meeting and to attend and vote at the Meeting.

If you are a registered shareholder and are unable to attend the Meeting in person, please complete, sign, date and return the enclosed form of proxy. A proxy will not be valid unless it is deposited on or before 10:00 a.m. on May 9, 2006, either with the Company at 2nd Floor, 1190 Hornby Street, Vancouver, British Columbia, Canada, V6Z 2K5 or by fax to 604-684-8595 or at the offices of the Company's registrar and transfer agent, American Stock Transfer and Trust Company, located at 6201 15th Avenue, Brooklyn, New York 11219 USA.

If you are a non-registered shareholder of the Company and receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary. If you are a non-registered shareholder of the Company and do not complete and return the materials in accordance with such instructions, you may lose your right to vote at the Meeting, either in person or by proxy.

DATED at Vancouver, British Columbia, this 7th day of April, 2006.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Richard Bryant

Richard Bryant
President & Chief Executive Officer

ELEPHANT & CASTLE GROUP INC.
JOINT PROXY STATEMENT AND
MANAGEMENT INFORMATION CIRCULAR
APRIL 7, 2006

FOR
THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
OF ELEPHANT & CASTLE GROUP INC.
TO BE HELD ON MAY 11, 2006

PURPOSE OF SOLICITATION

This joint proxy statement and management information circular (the “Information Circular”) is being provided to you in connection with the solicitation of proxies by management (“Management”) of Elephant & Castle Group Inc. (the “Company”) for use at the Company’s annual and special meeting of the holders (the “Shareholders”) of common shares (“Common Shares”) and preferred shares, series A (“Preferred Shares”) of the Company to be held at 10:00 a.m. on Thursday, May 11, 2006 and at any and all adjournments thereof (the “Meeting”), at the place and for the purposes set forth in the Notice of Meeting. The approximate mailing date of this Information Circular will be on or about April 11, 2006.

The solicitation is made by Management. The cost of this solicitation will be borne by the Company. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by telephone by the Company’s directors, officers or regular employees at nominal cost. The Company will also pay the broker-dealers, banks or other nominee Shareholders their reasonable expenses in mailing copies of the meeting materials to beneficial owners of shares of the Company.

Unless otherwise specified, all information provided in this Information Circular is as at April 7, 2006. All dollar amounts in this Information Circular are in Canadian currency, unless otherwise specified.

RECORD DATE

The directors have set April 7, 2006 as the record date (the “Record Date”) for determining which Shareholders holding Common Shares and Preferred Shares (collectively, “Voting Shares”) of the Company of record shall be entitled to receive the Notice of the Meeting and to attend and vote at the Meeting.

APPOINTMENT OF PROXIES

The persons named in the accompanying form of proxy are officers and directors of the Company and are Management designees. You, as a Shareholder of record, have the right to designate a person (who need not be a Shareholder) to attend and vote for you at the Meeting. You may exercise this right by either striking out the printed names and inserting in the blank space provided in the enclosed form of proxy the name of the person whom you wish to designate or by completing another proper form of proxy and in either case depositing the completed proxy not later than 10:00 a.m. on Tuesday, May 9, 2006 with the Company at 2nd Floor, 1190 Hornby Street, Vancouver, British Columbia, Canada, V6Z 2K5 or by fax to 604-684-8595 or at the offices of the Company's registrar and transfer agent, American Stock Transfer and Trust Company, located at 6201 15th Avenue, Brooklyn, New York 11219 USA.

A proxy will not be valid unless signed by you as Shareholder of record or by your attorney duly authorized in writing. If you are the representative of a Shareholder of record that is a corporation or association, the form of proxy should bear the seal of the corporation or association, and must be executed by an officer or an attorney duly authorized in writing. If the form of proxy is executed by an attorney for an individual Shareholder of record or by an officer or attorney of a Shareholder of record that is a corporation or association, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the form of proxy.

REVOCATION OF PROXIES

In addition to revocation in any manner permitted by law, you may revoke your proxy by an instrument in writing signed by you as a Shareholder of record or by your attorney duly authorized in writing. If you are a representative of a Shareholder that is a corporation or association, the instrument in writing should bear the seal of the corporation or association and must be executed by an officer or by an attorney duly authorized in writing. To be effective the revocation instrument must be deposited with the Company’s registered office, c/o Fasken Martineau DuMoulin LLP, Suite 2100, 1075 West Georgia Street, Vancouver, British Columbia, V6E 3G2, Attention: Georald Ingborg, at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, or, as to any matter in respect of which a vote shall not already have been cast pursuant to such proxy, with the Chairman of the Meeting on the day of the Meeting, or at any adjournment thereof, and upon either of such deposits the proxy is revoked. Only registered Shareholders have the right to revoke a proxy. See “Special Instructions for Voting by Non-Registered Holders” below.

VOTING OF PROXIES

All Voting Shares represented at the Meeting by properly executed proxies will be voted (including the voting on any ballot) or withheld from voting in accordance with your instruction as a Shareholder of record. Voting Shares for which the holder has elected to withhold authority to vote (including broker non-votes) on a matter will count toward a quorum of Shareholders, but will not be included in determining the number of votes cast with respect to such matter. If you, as a Shareholder, specify a choice on the enclosed form of proxy with respect to any matter to be acted upon, your shares will be voted in accordance with your instructions as specified in the proxy you deposit.

In the absence of any such specification, the Management designees, if named in the enclosed form of proxy, will vote in favour of the matters set out therein.

The Management designees named in the enclosed form of proxy are directors and/or officers of the Company and have indicated their willingness to represent as Proxyholder each Shareholder of record who appoints them.

The enclosed form of proxy, when properly signed, confers discretionary authority upon the persons named therein with respect to amendments or variations of matters identified in the Notice of Meeting and any other matters which may properly be brought before the Meeting. As of the date hereof, Management is not aware that any such amendments to, variations of or other matters are to be presented for action at the Meeting. However, if any other matters which are not now known to Management should properly come before the Meeting, then the Management designees intend to vote in accordance with the judgment of Management.

The number of votes required for approval of any matter that will be submitted to a vote of Shareholders at the Meeting is a simple majority of the votes cast, unless otherwise indicated in this Information Circular.

SPECIAL INSTRUCTIONS FOR VOTING BY NON-REGISTERED HOLDERS

Only registered Shareholders (i.e., in the case of Common Shares, Shareholders recorded on the Central Securities Register of the Company maintained by the registrar and transfer agent, American Stock Transfer and Trust Co. and in the case of Preferred Shares, Shareholders recorded on the Central Securities Register maintained at the Company’s registered office) or duly appointed proxyholders are permitted to vote at the Meeting. Many Shareholders are “non-registered” shareholders because the shares of the Company they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares. More particularly, a person is not a registered Shareholder in respect of shares which are held on behalf of that person (the “Non-Registered Holder”) but which are registered either: (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Intermediary is a participant. In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Company has distributed copies of the Notice of Meeting, this Information Circular, the form of proxy and related documents together with the 2005 Annual Report (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless, in the case of certain proxy-related materials, a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. With those Meeting Materials, Intermediaries or their service companies should provide Non-Registered Holders of Voting Shares with a “request for voting instruction form” which, when properly completed and signed by such Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions which the Intermediary must follow. The purpose of this procedure is to permit Non-Registered Holders of Voting Shares to direct the voting of the Voting Shares which they beneficially own. Should a Non-Registered Holder of Voting Shares wish to vote at the Meeting in person, the Non-Registered Holder should follow the procedure in the request for voting instructions provided by or on behalf of the Intermediary and request a form of legal proxy which will grant the Non-Registered Holder the right to attend the Meeting and vote in person. Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the completed request for voting instructions is to be delivered.

Only registered Shareholders have the right to revoke a proxy. Non-Registered Holders of Voting Shares who wish to change their vote must, in sufficient time in advance of the Meeting, arrange for their respective Intermediaries to change their vote and if necessary revoke their proxy in accordance with the revocation procedures set above.

VOTING SECURITIES

As at the Record Date, the Company has 5,940,181 Common Shares and 4,063,045 Preferred Shares issued and outstanding. Each Shareholder of record at the close of business on the Record Date is entitled to one vote on a ballot at the Meeting for each Common Share held by such Shareholder and three votes on a ballot at the Meeting for each Preferred Share held by such Shareholder (each Preferred Share is convertible into three Common Shares and votes on an “as converted basis”).

Two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 10% of the issued shares entitled to be voted at the Meeting will constitute a quorum at the Meeting. Voting persons are Shareholders of record or duly authorized representatives of, or proxyholders of such Shareholder, entitled to vote at the meeting.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that the Company’s directors, executive officers and persons who own greater than ten percent (10%) of the Common Shares (the “Reporting Persons”) file reports relating to their ownership and changes in ownership of Common Shares with the United States Securities and Exchange Commission (the “SEC”). Reporting Persons are required by SEC regulations to furnish to the Company copies of all Section 16(a) reports.

Until the third quarter of 2005, the Company was a “foreign private issuer,” as such term is defined in Rule 3b-4 promulgated under the Exchange Act and, therefore, its officers, directors and greater than 10% shareholders were not subject to Section 16 of the Exchange Act pursuant to Rule 3a12-3(b) promulgated under such Act. Following an assessment of its foreign private issuer status at such time, the Company determined that it no longer satisfied the requirements to be deemed a foreign private issuer. Nevertheless, during the period of time when the Company was a foreign private issuer from at least the fourth quarter of 2004 through the third quarter 2005, those officers, directors and greater than 10% shareholders who were subject to Section 16 under the Exchange Act prior to the Company being deemed a foreign private issuer continued to voluntarily file reports on Form 4 with the SEC.

With the exception of (i) a Form 3 that has yet to be filed by Crown Life Insurance Company ("Crown") related to its acquisition of the Company’s securities on December 17, 2004 and (ii) a Form 3 that has yet to be filed by Christopher Anderson related to his election to the Board, based solely on its review of copies of such reports and written representations that no other reports were required, the Company believes that all required reports were filed on a timely basis during the year ended December 25, 2005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information concerning the number of the Common Shares and the Company’s Preferred Shares owned beneficially as of April 7, 2006 by: (i) each Named Executive Officer; (ii) each director of the Company; (iii) each person known to the Company to beneficially own more than five percent (5%) of the Common Shares or Preferred Shares based upon statements filed with the SEC pursuant to Sections 13(d) or (g) of the Exchange Act; and (iv) all of the Company’s directors and officers as a group. Unless otherwise indicated, the principal address of each of the persons listed below is 1190 Hornby Street, Vancouver, British Columbia, Canada V6Z 2K5. Unless otherwise indicated, the persons listed possess sole voting and investment power with respect to the shares shown, subject to community property laws where applicable.

Common Shares

Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to the Company's common shares. Common shares subject to convertible notes, warrants or options that are currently convertible or exercisable or convertible or exercisable within 60 days of April 7, 2006 are deemed to be beneficially owned by the person holding those securities for the purpose of computing the percentage ownership of any other shareholder.

	AMOUNT AND NATURE
NAME AND ADDRESS OF BENEFICIAL	OF	PERCENT
OWNER	BENEFICIAL OWNER(1)	OF CLASS(2)

Richard H. Bryant	495,720(3)	8.2%

Peter Laurie	274,884(4)	4.5%

Roger Sexton	129,930(5)	2.2%

Jeffrey M. Barnett	312,687(6)	5.3%

Thomas Chambers	9,000	*

Richard M. Kelleher	15,000	*

George W. Pitman	81,125	1.4%

Colin Stacey	231,500(7)	3.9%

David Wiederecht	- (8)	-

Christopher Anderson	-	-

General Electric Investment Private Placement Partners II,
a Limited Partnership (“GEIPPP”)	23,851,916(9)	92.3%
3001 Summer Street
Stamford, CT 06904

Crown life Insurance Company (“Crown”)	1,399,301(10)	23.6%
1900 – 1874 Scarth Street
Regina, SK S4P 4B3 Canada

All directors and officers as a group (10 persons)	1,549,846(11)	25.5%

_________________________
* Indicates less than one (1) percent

Notes:

(1)

This table excludes (a) Common Shares that may be received upon the conversion of Preferred Shares held by Messrs. Bryant, Sexton and Laurie, and (b) certain restricted warrants to purchase Common Shares and Preferred Shares that are convertible into Common Shares held by Messrs. Bryant, Sexton and Laurie and Crown. Such securities have been excluded from this table because the conditions that permit the right to exercise and/or convert such securities cannot be satisfied within 60 days of April 7, 2006. In the Schedule 13D filed by the GE Entities (as defined below), the GE Entities have included securities that contain similar restrictions as beneficially owned by the GEIPPP and, as a result, such securities are included in this table for GEIPPP.

(2)	Based on an aggregate 5,940,181 Common Shares issued and outstanding as of April 7, 2006.
(3)

Includes (a) 50,000 Common Shares issuable pursuant to stock options under the Company’s stock option plans exercisable within 60 days of April 7, 2006, and (b) 79,193 Common Shares issuable pursuant to an investment agreement that may be purchased at any time.

(4)

Includes (a) 100,000 Common Shares issuable pursuant to stock options under the Company’s stock option plan exercisable within 60 days of April 7, 2006, and (b) 32,999 Common Shares issuable pursuant to an investment agreement that may be purchased at any time.

(5)	Includes 25,000 Common Shares issuable pursuant to stock options under the Company’s stock option plan exercisable within 60 days of April 7, 2006.
(6)	Includes 62,500 Common Shares issuable pursuant to stock options under the Company’s stock option plan exercisable within 60 days of April 7, 2006.
(7)	Includes 200,000 Common Shares issuable pursuant to stock options under the Company’s stock option plan exercisable within 60 days of April 7, 2006.
(8)	Mr. Wiederecht is employed by GEAM, the general partner of GEIPPP. Mr. Wiederecht expressly disclaims beneficial ownership of the securities of the Company beneficially owned by GEIPPP.
(9)

As a result of the Inter-Shareholder Agreement (as defined below), GEAM, GEIPPP and General Electric Company (together, the “GE Entities”) have filed a Schedule 13D with several amendments that include the Common Shares and Preferred Shares beneficially owned by Crown and certain members of the Company’s Management, even though the GE Entities disclaim beneficial ownership of such shares. The amount reported in this Schedule 13D includes (a) 7,341,028 Common Shares, of which 3,258,860 are held directly by GEIPP; (b) 14,615,888 Preferred Shares that are automatically convertible, subject to the Company achieving an EBITDA target of $3,500,000 at the rate of three Common Shares for every Preferred Share, of which 10,961,916 are held directly by GEIPPP; and (c) 1,750,000 Common Shares issuable upon the exercise of warrants that are immediately exercisable, all of which are held directly by GEIPP.

(10)	Includes 1,399,301 Common Shares issuable upon the exercise of warrants that are immediately exercisable.
(11)

Includes (a) 387,499 Common Shares issuable pursuant to stock options under the Company’s stock option plan exercisable within 60 days of April 7, 2006, and (b) 280,474 Common Shares issuable pursuant to the Inter-Shareholder Agreement that may be purchased at any time.

Preferred Shares

AMOUNT AND NATURE
NAME AND ADDRESS OF BENEFICIAL	OF	PERCENT
OWNER	BENEFICIAL OWNER(1)	OF CLASS(2)

Richard H. Bryant	292,318(3)	7.2%

Peter Laurie	121,799(4)	3.0%

Roger Sexton	73,082	1.9%

Jeffrey M. Barnett	-	-

Thomas Chambers	-	-

Richard M. Kelleher	-	-

George W. Pitman	-	-

Colin Stacey	-	-

David Wiederecht	- (5)	-

Christopher Anderson	-	-

GEIPPP	10,961,916(6)	75.0%
3001 Summer Street
Stamford, CT 06904

	AMOUNT AND NATURE
NAME AND ADDRESS OF BENEFICIAL	OF	PERCENT
OWNER	BENEFICIAL OWNER(1)	OF CLASS(2)
Crown	730,794(7)	15.6%
1900 – 1874 Scarth Street
Regina, SK S4P 4B3 Canada

All directors and officers as a group (10 persons)	487,199(8)	11.8%

___________________________
* Indicates less than one (1) percent

Notes:

(1)

This table excludes certain restricted warrants to purchase Preferred Shares held by Messrs. Bryant, Laurie and Sexton and Crown. Such securities have been excluded from this table because the conditions that permit the right to exercise and/or convert such securities cannot be satisfied within 60 days of April 7, 2006. In the Schedule 13D filed by the GE Entities, the GE Entities have included securities that contain similar restrictions as beneficially owned by GEIPPP and, as a result, such securities are included in this table for GEIPPP.

(2)	Based on an aggregate 4,063,045 Preferred Shares issued and outstanding as of April 7, 2006.
(3)	Includes 55,146 Preferred Shares issuable pursuant to an investment agreement that may be purchased at any time.
(4)	Includes 22,977 Preferred Shares issuable pursuant to an investment agreement that may be purchased at any time.
(5)	Mr. Wiederecht is employed by GEAM, the general partner of GEIPPP. Mr. Wiederecht expressly disclaims beneficial ownership of the securities of the Company beneficially owned by GEIPPP.
(6)

As a result of the Inter-Shareholder Agreement, the GE Entities have filed a Schedule 13D with several amendments that include the Preferred Shares beneficially owned by Crown and certain members of the Company’s Management, even though the GE Entities disclaim beneficial ownership of such shares. The amount reported in this Schedule 13D includes 14,615,888 Preferred Shares of which 10,961,916 are held directly by GEIPPP.

(7)	Includes 730,794 Preferred Shares issuable upon the exercise of warrants that are immediately exercisable.
(8)	Includes 195,336 Preferred Shares issuable pursuant to the Inter-Shareholder Agreement that may be purchased at any time.

Other than as disclosed elsewhere in this Information Circular, the Company is not aware of any arrangement that might result in a change in control of the Company in the future.

ELECTION OF DIRECTORS

The Company’s Articles provide that the number of directors, excluding additional directors, may be fixed or changed from time to time by ordinary resolution, but that the number of directors shall never be less than three (3) while the Company is a reporting company. The existing Board consists of eight (8) directors elected pursuant to the Articles of the Company. For this forthcoming year, the Board proposes to maintain the number of directors at eight (8). Accordingly, the Company intends to place before the Meeting for approval, a resolution fixing the number of directors at eight (8) directors. The Company also proposes the persons named in the table below be nominated at the Meeting to serve as directors of the Company for the ensuing year. All nominees are currently directors of the Company. Each director elected will hold office until the next annual meeting or until his successor is duly elected or appointed, unless his office is earlier vacated in accordance with the Company’s Articles, he becomes disqualified to act as a director or is removed in accordance with the British Columbia Business Corporation Act (the “BCBCA”).

Shareholders of the Company will be asked to consider, and if deemed appropriate, pass an ordinary resolution fixing the number of directors at eight. The affirmative vote of a majority of the Voting Shares present and voting at the Meeting is necessary to approve this ordinary resolution.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE ORDINARY RESOLUTION AS SET FORTH ABOVE.

Director Nominees

Except as noted under “Voting of Proxies” above, proxies received in favour of Management designees will be voted for the following proposed director nominees (or for substitute nominees in the event of contingencies not known at present).

No class of Shareholders has the right to elect a specified number of directors or to cumulate their votes with respect to the election of directors.

The following table sets forth certain information with respect to persons to be nominated for election as a director. All proposed nominees are currently directors of the Company whose current term of office will expire as of the close of the Meeting. The following information concerning the respective nominees has been furnished by each of them:

Name, Age and Province and Country of Residence of Director Nominee	Principal Occupation During Last 5 Years (1)	Director Since
Jeffrey M. Barnett (67) (2) British Columbia, Canada	Chief Executive Officer of Tickers Watch and Clock Company Inc.	1993
Richard H. Bryant (52) British Columbia, Canada	President and Chief Executive Officer of the Company	1998
Thomas Chambers, F.C.A. (61) (2) British Columbia, Canada	President, Senior Partner Services (financial consulting company)	2002
Richard M. Kelleher (56) (3) Massachusetts, USA	Principal, Pyramid Advisors LLC (hotel management company)	2000
George W. Pitman (64) (3) British Columbia, Canada	Design Consultant	1993
Colin Stacey (66) (3) British Columbia, Canada	Restaurant Consultant	1997
David Wiederecht (49) (2) New York, USA	Vice-President, Private Equity—Alternative Investments, GE Asset Management Incorporated (“GEAM”) (investment company)	1996
Christopher Anderson (54) Saskatchewan, Canada	Partner, Crown Capital Partners (investment management company)	2005

Notes:

(1)	Except as set out below, the information as to occupation of the directors of the Company includes present principal occupation and occupations for the preceding five years.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.

The following are brief biographies of the nominee directors:

Jeffrey Barnett, Director. Mr. Barnett co-founded the predecessor of the Company in 1977 with his twin brother, Peter J. Barnett, and their long-time business colleague, Mr. George W. Pitman. Mr. J. Barnett served as Chief Executive Officer of the Company until March 1998 and Chairman of the Board until July 1999. Currently, Mr. Barnett is Chief Executive Officer of Tickers Watch and Clock Company Inc.

Richard H. Bryant, Director, President and Chief Executive Officer. Mr. Bryant was appointed President and Chief Executive Officer of the Company in October 1999, having previously served as Chief Financial Officer since November 1997. Prior to that, Mr. Bryant served as Chief Financial Officer of Keg Restaurants Limited, a subsidiary of Whitbread PLC. Mr. Bryant is entitled pursuant to an inter-shareholder agreement among the Company, GEIPPP, Crown, Mr. Bryant, Peter Laurie and Roger Sexton dated December 17, 2005 (the “Inter-Shareholder Agreement”) to serve or to nominate someone to serve on the Board, provided that he continues to be the President and Chief Executive Officer of the Company

Thomas Chambers, Director. Mr. Chambers, F.C.A., has been President of Senior Partners Services since 2002, prior to which he was a Partner of PricewaterhouseCoopers LLP for 26 years. Mr. Chambers serves on the boards of Terasen Inc., Norske Skog Canada Limited (Chair of the Audit Committee), Mill and Timber Group, the B.C. Cancer Foundation and the Victoria Order of Nurses.

Richard M. Kelleher, Director. Mr. Kelleher has been the principal of Pyramid Advisors LLC of Boston, Massachusetts, a hotel management company and advisory firm serving clients in all areas of the hospitality industry, since 1999. Prior to that, he served as President and Chief Operating Officer of Promus Hotel Corporation, successor corporation to Doubletree and Guest Quarters, which was partially owned by General Electric.

George W. Pitman, Director. Mr. Pitman co-founded the predecessor of the Company in 1977 and since then has been involved in the design, development and construction of Elephant & Castle restaurants. Previously Mr. Pitman developed restaurants in Canada, US and Japan. Currently Mr. Pitman consults through his company, G. Pitman Design for the Elephant and Castle Group of Companies as well as other Canadian and US clients. He has been actively involved with various charities over the past 35 years, particularly Variety - The Children's Charity where he holds the position of International Vice President.

Colin Stacey, Director. Mr. Stacey has been a restaurant consultant since January 2003. Mr. Stacey served as Vice President and Chief Operating Officer of the Company from August 1997 to December 2002. Prior to that, Mr. Stacey was President and Chief Executive Officer of Keg Restaurants.

David Wiederecht, Director. Mr. Wiederecht is Vice President – Alternative Investments for GE Asset Management, where he co-heads the absolute return strategy team. He also has portfolio management responsibilities for various private equity and real estate investment strategies. Prior to joining GE Asset Management in 1988, Mr. Wiederecht held several positions throughout the General Electric Company. Companies in which he serves as a Director include Navigant International, Edmunds.com, Elephant & Castle and Nextec. He holds a BA in Economics from St. Lawrence University. Mr. Wiederecht serves as a director of the Company as the nominee of GEIPPP, the majority Shareholder of the Company. GEIPPP is entitled pursuant to the Inter-Shareholder Agreement to nominate two directors to the Board, provided that GEIPPP holds at least 20% of the Common Shares (calculated on a fully diluted basis) or one director provided that GEIPPP holds at least 10% of the Common Shares (calculated on a fully diluted basis).

Christopher Anderson, Director. Mr. Anderson has been a partner of Crown Capital Partners since July 2002. Prior to that, Mr. Anderson served as Vice President of Equities and Bonds of Crown. From September 1996 to August 1998, Mr. Anderson was President of Crown Life Investment Management Inc., a subsidiary of Crown. Prior to joining Crown in 1980, Mr. Anderson worked with the Government of Canada, Department of Finance (Tax Policy) and the Anti-Inflation Board. Mr. Anderson serves as a director of the Company as the nominee of Crown, which concluded a $5 million financing with the Company on December 17, 2004. Crown is entitled pursuant to the Inter-Shareholder Agreement to nominate one director to the Board provided that Crown holds at least 10% of the Common Shares (calculated on an undiluted basis but assuming certain warrants have been exercised).

Executive Officers

Peter Laurie, Chief Operating Officer. Mr. Laurie was appointed to the position of Chief Operating Officer in September 2002. As Chief Operating Officer, Mr. Laurie is responsible for the operational performance of the restaurant system. Mr. Laurie has extensive experience in the hospitality business as both and operator and owner. Mr. Laurie established his track record in Australia, transferring The Keg Restaurant concept to the country and overseeing all aspects a 16 unit chain operation. In 1997, Mr. Laurie acquired an operating partnership in Farside Hospitality Group Ltd. DBA Cactus Club Café.

Roger Sexton, Vice President, Finance and Chief Financial Officer. Mr. Sexton joined the Company in November 2002 as Chief Financial Officer. Mr. Sexton has extensive retail experience having held various senior financial positions at retail companies in the UK. From 2000 to 2002, Mr Sexton was Controller at Houwelings Nurseries Ltd and from 1996 to 1999 was employed by Regus Business Centres PLC as UK Finance Director/Group Financial Controller.

There are no family relationships among any of the Company’s director nominees or executive officers. None of the directors or officers has been involved in any legal proceedings during the past five years which is material to an evaluation of his or her ability or integrity. Nor are there any pending material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of the Company’s voting securities, or any associate of any of the foregoing, is a party adverse to the Company or of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides a summary of compensation earned during the last three financial years ended December 25, 2005, December 26, 2004 and December 27, 2003 by the Company’s Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and the Company’s four most highly compensated executive officers (other than the CEO and CFO) whose total annual salary and bonus was in excess of $150,000 (or in excess of US$100,000) for the year ended 2005, and any of the Company’s former executive officers that would have been one of such four most highly compensated executive officers, except that the individual was not serving as an officer of the Company as of December 25, 2005 (collectively, the “Named Executive Officers”).

Name and Principal Position with the Company	Year	Annual Compensation			Long Term Compensation			All Other Compensati on(2) ($)
		Salary ($)	Bonus ($)	Other Annual Compensation(1) ($)	Awards		Payouts
					Securities Under Options/ SARs Granted (#)	Shares or Units Subject to Resale Restrictions ($)	LTIP Payouts ($)
Richard Bryant (3) President and Chief Executive Officer	2005 2004 2003	250,000 220,000 220,000	32,000 44,000 25,000	- - -	- - -	- - -	- - -	7,272 16,753 11,981
Peter Laurie (4) Chief Operating Officer	2005 2004 2003	157,500 150,295 132,500	15,000 13,500 10,938	- - -	- - -	- - -	- - -	5,166 14,368 12,009
Roger Sexton (5) Vice President, Finance and Chief Financial Officer	2005 2004 2003	126,000 112,560 100,962	11,000 10,500 -	- - -	- - -	- - -	- - -	4,961 4,383 3,135

Notes:

(1)	The aggregate amount of perquisites and other personal benefits that is less than $50,000 and 10% of the total annual salary and bonus for any of the Named Executives is not reported.
(2)

Unless otherwise specified, amounts reported in this column refer to the dollar values of insurance premiums paid with respect to term life insurance, medical benefits and amounts contributed in respect of an employee savings plan.

(3)

Mr. Bryant entered into a written employment contract dated December 17, 2004 with the Company providing for an annual salary of $250,000, plus a potential annual bonus of not less than 25% of annual salary based on financial and other performance targets to be set by the Compensation Committee. See “STATEMENT OF EXECUTIVE COMPENSATION—Employment Contracts” below.

(4)

Mr. Laurie entered into a written employment contract dated December 17, 2004 with the Company providing for an annual salary of $157,500, plus a potential annual bonus of not less than 25% of annual salary based on financial and other performance targets to be set by the Compensation Committee. See “STATEMENT OF EXECUTIVE COMPENSATION—Employment Contracts” below.

(5)

Mr. Sexton entered into a written employment contract dated December 17, 2004 with the Company providing for an annual salary of $126,000, plus a potential annual bonus of not less than 20% of annual salary based on financial and other performance targets to be set by the Compensation Committee. See “STATEMENT OF EXECUTIVE COMPENSATION—Employment Contracts” below.

The Company does not maintain, and none of the Named Executive Officers are eligible for, deferred compensation, long-term incentive plan payouts, restricted stock awards, or other similar compensatory arrangements. Furthermore, no stock options were granted or other equity compensation awards were made under the Company’s 1993 Stock Option Plan (the “1993 Plan”), 1997 Stock Compensation Plan (the “1997 Plan”) or 2001 Management Stock Option and Bonus Plan (the “2001 Plan”) to the Named Executive Officers during the financial year ended December 25, 2005.

Aggregated Options Exercised During 2005 Financial Year
and Financial Year-End Option Values

Name	Securities Acquired on Exercise (#)	Aggregate Value Realized ($)	Unexercised Options/SARs at December 25, 2005 Exercisable/ Unexercisable (#)	Value of Unexercised in-the-Money Options/SARs at December 25, 2005 Exercisable/ Unexercisable(1) ($)
Richard Bryant	-	-	50,000/0	Nil
Peter Laurie	-	-	100,000/0	Nil
Roger Sexton	-	-	25,000/0	Nil

Note:

(1)	Based on a market value of $0.30 per share, being the closing trading price per Common Share on the Over-the- Counter Bulletin Board as of December 25, 2005.

Employment Contracts

Messrs. Bryant, Laurie and Sexton each entered into employment agreements and change of control agreements, all dated December 17, 2004, in connection with a $5 million financing by Crown, an attendant restructuring of debt owed by GEIPPP and a concurrent investment by Messrs. Bryant, Laurie and Sexton in the Company concluded on that date.

The employment agreements provide for Messrs. Bryant, Laurie and Sexton to serve as President and Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, respectively. The employment agreements entitle each executive to a base annual salary, together with a potential annual bonus of not less than 25%, or in the case of Mr. Sexton 20%, of annual salary based on financial and other performance targets to be set by the Compensation Committee. For 2005, the base annual salaries are set for Messrs. Bryant, Laurie and Sexton at $250,000, $157,500 and $126,000, respectively. On March 23, 2006, the Compensation Committee agreed to increase these salaries to $260,000, $164,000, and $131,000, respectively, effective January 1, 2006.

Each executive is entitled to four weeks’ paid vacation and membership in the Company’s medical reimbursement plan. Mr. Bryant is also entitled to life insurance in the amount of $600,000, with premiums to be paid by the Company to a beneficiary to be designated by him. The three executives are entitled to participate, subject to continuing service with the Company, in a special bonus (the “Special Bonus”) of $132,500 to be shared among themselves upon a change of control of the Company, or on January 3, 2010, provided that all senior debt owed to GEIPPP shall have paid in full at such date.

Messrs. Bryant, Laurie and Sexton's employment agreements are in force until December 1, 2006, in each case unless earlier terminated. Messrs. Laurie and Sexton's employment agreements were automatically renewed on December 1, 2005 for a one-year period, and Mr. Bryant's agreement will be automatically renewed for a one-year period on December 1, 2006, unless the Company gives notice within a specified period to Mr. Bryant of its intention not to renew the agreement or to negotiate. Either the executive or the Company may terminate the employment agreement upon three months' written notice. In the case of termination by the Company other than for cause, including upon failure to renew, each executive is entitled to a severance payment at the date of termination, plus continuation of benefits for one year. The severance payment is equal to one year's base salary plus bonus for Mr. Bryant, and to three months' base salary plus bonus for Messrs. Laurie and Sexton. "For cause" is defined as a breach of the employment agreement, a breach of fiduciary obligations, commission of an act of fraud, gross negligence or wilful misconduct giving rise to monetary damage, or conviction for any felony. In the case of termination in connection with a change in control, the executive is entitled to the greater of the compensation payable under the employment agreement or the amount payable under the change of control agreement, per his election.

The change of control agreements provide that, upon a termination of employment of employment during the period beginning three months and ending 12 months following a change of control, the Company is required to pay each executive within 10 days of the date of termination or the change in control, whichever is later, 200% of the total cash compensation paid by the Company to the executive in the 12 months immediately preceding the date of termination.

Other than as noted above or described herein, the Company has no written employment or change of control agreements between it or any of its subsidiaries and a Named Executive Officer.

Composition of Compensation Committee and Interlocks and Insider Participation

During the year ended December 25, 2005, the following individuals served as members of the Company’s Compensation Committee: Messrs. Kelleher (Chairman), Pitman and Stacey, who were all directors of the Company during the time they served. Except for Mr. Stacey, who served as Vice President and Chief Operating Officer of the Company from August 1997 to December 2002, none of the members of the Company’s Compensation Committee are officers or employees or were former officers or employees of the Company or any of its subsidiaries, had or has any relationship that requires disclosure hereunder in respect of indebtedness owed to the Company or any interest in material transactions involving the Company. In addition, none of the Company’s executive officers has served on the compensation committee (or in the absence of such committee the entire Board) or the board of directors of another issuer whose executive officer is a member of the Company’s Compensation Committee or Board of Directors. See “Corporate Governance – Compensation Committee” below.

None of the members of the Compensation Committee members has any material interest, direct or indirect, in any transaction that has been entered into since the commencement of the Company’s most recently completed financial year or in any proposed transaction that, in either case, has materially affected or will materially affect the Company or any of its subsidiaries.

Report On Executive Compensation

The Compensation Committee is responsible for, among other things, the periodic review of the Company’s short-term and long-term policies for attracting, retaining, developing and motivating executive officers of the Company. The Compensation Committee meets periodically to review compensation policies relating to the Company and its subsidiaries and to approve specific compensation awards and benefits.

Executive Compensation Policies

The Compensation Committee’s policy is that executive officers of the Company, including the CEO and other Named Executive Officers, should be compensated based on the market value of the jobs they perform, their levels of performance and the performance of the Company.

The Company’s executive compensation policies are designed to recognize and reward executive officers based upon individual and corporate performance. The Compensation Committee monitors levels of executive remuneration to ensure overall compensation reflects the Company’s objectives and philosophies and meets the Company’s desired relative compensation position. The key components comprising executive officer compensation are base salary and annual bonus (short-term incentives) and participation in an incentive stock option plan (long-term incentives).

The Compensation Committee approves salary ranges for executive officers of the Company based on competitive industry data for the markets in which the Company operates. In establishing base salaries and salary ranges, the objective of the Compensation Committee is to set target levels which, over time, will be competitive with market salaries. The Company’s compensation policy is to set target levels near or consistent with the median level in the group of comparable companies, i.e., multi-unit restaurant operators. Individual levels, which are set annually, may vary from this objective, depending upon individual performance levels. The CEO does not participate in discussions or reviews relating to his own compensation.

As noted above, the Company provides annual incentive compensation to executive officers, including the Named Executives, through the provision of incentive bonuses. Incentive bonuses are awarded annually, on a discretionary basis, to executive officers, based upon a review of Company and individual performance over the prior financial year relative to each executive officer’s area of responsibility.

In recognition of the performance by the executive team, the Compensation Committee determined that bonuses should be awarded to Messrs. Bryant, Laurie and Sexton. The bonuses for the Named Executive Officers are set out under the Summary Compensation Table. In addition, to ensure that the salaries of the executive team properly reflect market rates for equivalent positions, a salary adjustment increase was approved for certain senior management in 2006. See “STATEMENT OF EXECUTIVE COMPENSATION—Employment Contracts” above.

The Company also has in place an incentive stock option plan. The incentive stock option plan was designed to encourage employees and executive officers to focus on the long-term interests of the Company and its Shareholders. The Board has the authority to establish terms and conditions of each granted option, so long as such terms and conditions are not inconsistent with the provisions of the incentive stock option plan. The Company issued no options under the incentive stock option plan during 2005.

CEO Compensation

The Compensation Committee’s policy is that the salary of the CEO should be in line with competitive salaries for positions of similar responsibility at restaurant companies that are, like the Company, publicly held. In assessing compensation paid to the CEO, the Compensation Committee also reviews available industry data relating to such companies. The CEO’s salary increase for 2006 (an increase from $250,000 to $260,000 per year) was granted to bring his salary in line with competitive salaries for similar positions and in recognition of his contribution to the achievement of the Company’s goals. The Board of Directors is in the process of determining the bonus to be paid to the CEO in recognition of objectives achieved in 2005. With this increase, his total compensation package is comparable to the median of comparable multi-unit restaurant companies.

Compensation Committee report presented by:

Richard M. Kelleher, Chairman
George Pitman
Colin Stacey

Incentive Stock Option Plan

The Board has adopted the 1993 Plan, the 1997 Plan and the 2001 Plan, and the Shareholders have ratified each such plan. 50,000 Common Shares were initially reserved for grants pursuant to the 1993 Plan and 200,000 Common Shares for the 1997 Plan (numbers adjusted for the 1 for 2 reverse split effective March 23, 2000.

Under the 2001 Plan, an aggregate of 950,000 Shares (adjusted for the reverse split) were reserved for issuance to key employees pursuant to stock options (“Options”) and restricted stock awards (“Awards”). All employees of the Company and its subsidiaries are eligible for grants of Awards and Options. No more than 750,000 Common Shares may be used for Options and 200,000 for Awards. Options may not be granted below the greater of US$1 per Common Shares or the fair market value of the Common Shares on the date of grant. The 2001 Plan is administered by the Compensation Committee. To date, Options relating to an aggregate of 400,000 Common Shares have been granted under the 2001 Plan. Of those amounts, Options relating to 235,000 Shares and no Awards have been granted to executive officers and directors of the Company.

Equity based compensation plans in force as at December 25, 2005:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	546,500	US $5.79 CDN $8.98	616,000
Equity compensation plans not approved by security holders	0		0
Total	546,500	US $5.79 CDN $8.98	616,000

PERFORMANCE GRAPH

Assuming an initial investment of $100, the following graph illustrates the percentage change in the cumulative total shareholder return on the Common Shares relative to the cumulative total return on the S&P Restaurant Index and NASDAQ Composite Index from December 31, 2000 through to December 31, 2005, assuming reinvestment of dividends.

COMPENSATION OF DIRECTORS

Directors of the Company who are not officers or employees of the Company are compensated for their services as directors through a combination of retainer fees and Awards under the 2001 Plan. See “Incentive Stock Option Plan” above for a description of the terms that apply to the Awards.

In 2005, the quarterly retainer fee paid to such directors was $2,500 plus 3,000 Common Shares for each year of service. The chairman of any committee of the Board receives an additional fee of $2,500 per quarter. Directors are reimbursed for expenses incurred in connection with their services as directors.

The directors and former directors (other than inside directors) were paid the following amounts as directors’ fees for the year ended December 25, 2005:

Jeffrey Barnet	$10,000
Thomas Chambers	$20,000
Richard M. Kelleher	$20,000
George Pitman	$10,000
Colin Stacey	$10,000
David Wiederecht	$10,000
Christopher Anderson	Nil

DIRECTORS AND OFFICERS INDEMNIFICATION AND INSURANCE

There was no indemnification payable this financial year to the Company’s directors or officers.

The Company maintains liability insurance for its directors and officers in the aggregate amount of US$3,000,000, subject to a US$150,000 deductible loss payable by the Company. The premium, in the amount of US$48,000 was paid by the Company for the period from July 1, 2004 to June 30, 2005.

CORPORATE GOVERNANCE

Major regulatory changes have recently been implemented by the Canadian Securities Administrators (the “CSA”) with respect to corporate governance guidelines (the “CSA Corporate Governance Guidelines”). These guidelines became effective for financial years ending on or after June 30, 2005.

The Company’s Board is currently composed of eight (8) directors, seven (7) of whom are independent of Management and free of any interest and any business or other relationship, other than arising from their shareholdings, that could interfere with their ability to act with a view to the best interests of the Company. All independent directors have been nominated for re-election at the Meeting. The Board has established two (2) committees of directors, being the Compensation Committee and the Audit Committee.

The following sets out the Corporation’s Corporate Governance Disclosure in the form required by National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”):

Board of Directors

The Board is currently comprised of eight (8) directors. The independent status of each individual director is reviewed annually by the Board. The Board considers a director to be independent if he has no direct or indirect material relationship with the Company, which in the view of the Board could reasonably be perceived to materially interfere with the exercise of the director’s independent judgment. The Board has determined that seven (7) of the directors are independent, as defined under NI 58-101 and under the listing standards of the NASDAQ Stock Market, as set out below:

Name	Independence

Jeffrey M. Barnett	Independent
Richard H. Bryant	Related
Thomas Chambers	Independent
Richard M. Kelleher	Independent
George W. Pitman	Independent
Colin Stacey	Independent
David Wiederecht	Independent
Christopher Anderson	Independent

The majority of the directors are independent. The Board examines its size annually to determine whether the number of directors is appropriate. In that regard the Board is satisfied that its current number of directors is appropriate, providing a diversity of views and experience while maintaining efficiency. The Board believes that the composition of the Board fairly represents the interests of Shareholders.

The Board holds regularly scheduled meetings at which members of Management are in attendance. In addition, “in camera” sessions at which members of Management are not in attendance are held at the discretion of the independent directors.

The Board believes that all directors should attend all meetings of the Board and all meetings of each committee of which a director is a member. The table below summarizes directors’ attendance at Board meetings through the year-ended December 25, 2005. Each director attended at least 75% of all meetings of the committees on which he served.

Name	Board Meetings Attended

Jeffrey M. Barnett	7 of 7
Richard H. Bryant	7 of 7
Thomas Chambers	7 of 7
Richard M. Kelleher	7 of 7
George W. Pitman	7 of 7
Colin Stacey	6 of 7
David Wiederecht	5 of 7
Christopher Anderson	5 of 7

The Company has not adopted a formal policy regarding Board member attendance at its annual meetings of Shareholders, although all Board members are invited and encouraged to attend. 4 Board members attended the Company’s 2005 Annual Meeting.

See “Election of Directors” above for more information about each director, including directorships of other reporting issuers in Canada or in a foreign jurisdiction and share ownership.

Board Mandate

The Board currently carries out its mandate directly or through its committees described below and the CEO.

Board members and Management participate in an annual strategic planning review process. Any revisions to the plan must be approved by the Board. Implementation of the strategic plan is the responsibility of Management. The Board systematically reviews opportunities by weighing them against the business risks and actively managing these risks. The Board provides leadership but does not become involved in day-to-day matters. Management reports to the Board on a regular basis on the Corporation’s progress in achieving these strategic objectives.

Position Descriptions

The Board and the CEO have not developed written position descriptions for the CEO and Chair, but will have shortly after the 2006 Annual and Special Meeting. Until the written position descriptions are developed, the CEO and the Board agree that the CEO is responsible for day-to-day operational management and Board approval is required for any other matters.

Orientation and Continuing Education

The Board has an informal process for the orientation of new Board members regarding the role of the Board, its committees and its directors and the nature of operation of the business. New directors meet with senior management and incumbent directors.

Directors are made aware of their responsibility to keep themselves up to date with best director and corporate governance practices and are encouraged to attend seminars that will increase their own and the Board’s effectiveness.

Ethical Business Conduct Skills and Knowledge

On February 20, 2004, the Board adopted a code of ethics for its senior executive officers. A copy of such code may be viewed on the Company’s website at www.elephantcastle.com.

The Board requires that directors provide disclosure to it of all boards and committees of which they are members, and all offices held, at other reporting issuers. In the event that conflicts of interest arise, a director who has such a conflict is required to disclose the conflict and (except in limited circumstances) to abstain from voting for or against the approval of the matter. In addition, in considering transactions and agreements in respect of which a director has a material interest, the Board will require that the interested person absent themselves from portions of Board or committee meetings so as to allow independent discussion of points in issue and the exercise of independent judgment. In appropriate cases, the Company may also establish a special committee of independent directors to review a matter in which directors or Management may have a conflict.

Nomination of Directors

The nomination of directors is currently undertaken by the full Board of Directors.

The Board currently reviews the composition and assesses the effectiveness of the Board annually, identifies new candidates for nomination as directors to the Board and makes recommendations for nominees for election as directors. In that regard, the Board currently considers the competencies and skills each new nominee will bring to the Company and whether or not each new nominee can devote sufficient time and resources to his or her duties as a Board member. In identifying new candidates for Board nomination, the Board currently:

(a)	considers what competencies and skills the Board, as a whole, should possess;

(b)	assesses what competencies and skills each existing director possesses; and

(c)	considers the appropriate size of the Board, with a view to facilitating effective decision-making.

Board Committees

The Board has established two committees of directors, being the Compensation Committee and the Audit Committee. Each of the Committees is composed of entirely independent members as defined under NI 58-101 and the listing standards of the NASDAQ Stock Market.

Compensation Committee

As noted above, the Compensation Committee is currently composed of Messrs. Kelleher, Pitman and Stacey. Mr. Kelleher is the Chair of the Compensation Committee. The Compensation Committee met 4 times in 2005.

The Compensation Committee develops, reviews and monitors executive compensation and policies. In addition, this Compensation Committee is responsible for succession planning.

Audit Committee

The Audit Committee is currently composed of Messrs. Chambers, Wiederecht and Barnett. Mr. Chambers is the Chair of the Audit Committee and meets all of the criteria required of an audit committee financial expert. Each of the members of the Audit Committee satisfy the independence and financial literacy requirements for audit committee members under the NASDAQ listing standards and applicable SEC regulations. The Audit Committee met 4 times in 2005.

The Audit Committee is responsible for the oversight of financial reporting, internal controls and public disclosure documents. The Audit Committee also recommends the appointment of the Company’s external auditors, reviews the annual audit plan and auditor compensation, approves non-audit services provided by the external auditor, reviews hiring policies regarding former staff and auditors and evaluates the Company’s risk management procedures/systems.

In 2003, the Board adopted a revised Audit Committee Charter, a copy of which is attached to this Information Circular as Schedule A

Audit Committee Report

The Audit Committee of the Board has reviewed and discussed the Company’s audited financial statements for the year ended December 25, 2005 with Management, and discussed with the Company’s independent auditors, Pannell Kerr Forster Worldwide, the matters required to be discussed by the Statement of Auditing Standards No. 61, “Communication with Audit Committee,” and received the written disclosures and letter from such independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed with Pannell Kerr Forster Worldwide that firm’s independence from the Company and its Management.

Based upon the matters referred to above, the Audit Committee has recommended to the Board the inclusion of the Company’s audited financial statements to be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2005 to be filed with the SEC, and on such other forms and with such other agencies as required by the fact that the Company is a corporation organized and existing under the laws of British Columbia, Canada and subject to the jurisdiction thereof and regulations thereunder.

Audit Committee Report presented by:

Thomas Chambers, Chairman
David Wiederecht
Jeffrey Barnett

Principal Accountant Fees and Services

Audit Fees

Fees billed by Pannell Kerr Forster Worldwide, for professional services totalled $105,000 for the year ended December 25, 2005 and $97,000 for the year ended December 26, 2004, including fees associated with the annual audit, reviews of quarterly reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings or engagements for such financial years.

Audit-Related Fees

Fees for audit-related services totalled $Nil for the year ended December 25, 2005. Audit-related fees incurred for the year ended December 26, 2004 were $Nil.

Tax Fees

Fees in respect of Canadian and US operations for tax compliance, tax advice and tax planning, which included fees for review of the Company’s consolidated federal income tax return, totalled $11,000 for the year ended December 26, 2004 and $6,000 for the year ended December 26, 2004.

All Other Fees

No fees were billed by Pannell Kerr Forster Worldwide, for professional services rendered during the years ended December 25, 2005 and December 26, 2004 other than those specified above.

The Audit Committee pre-approves audit engagement terms and fees prior to the commencement of any audit work, other than that which may be necessary for the independent auditor to prepare the proposed audit approach, scope and fee estimates. The independent auditors annually submit a written proposal that details all audit and audit related services. Audit fees are fixed and contained in the proposal, and the Audit Committee reviews the nature and dollar value of services provided under such proposal. Any revisions to such proposal after the engagement has begun are reviewed and pre-approved by the Audit Committee.

There were no fees in 2005 that were not pre-approved by the Audit Committee. All services described above under the captions “Audit Fees,” “Audit Related Fees” and “Tax Fees” were approved by the Audit Committee pursuant to SEC Regulation S-X, Rule 2-01(c)(7)(i).

APPOINTMENT OF AUDITORS

In accordance with the recommendation of the Audit Committee, the Board recommends that at the Meeting the Shareholders vote for the reappointment of Pannell Kerr Forster LLP as the Company’s auditors to hold office until the next annual general meeting of Shareholders and that the Shareholders authorize the Board to fix the remuneration of the auditors. Pannell Kerr Forster LLP was first appointed as the Company’s auditors in 1993 and has since then served as the Company’s auditors. A representative of Pannell Kerr Forster LLP will be present at the Meeting and will be given the opportunity to make a statement and respond to appropriate questions from Shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF PANNELL KERR FORSTER LLP.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

Alteration of Authorized Share Structure

Background

On December 17, 2004, the Company completed a refinancing (the “Refinancing”) of the Company, including the negotiation of a new $5,000,000 12% senior loan through Crown Capital Partners, a Canadian mezzanine investment manager, as agent for Crown. Additionally, the Company granted Crown a warrant (the “Crown Warrant”) to purchase 1,049,301 Common Shares and 730,794 Preferred Shares.

As part of the Refinancing, the Company arranged to defer and secure equity conversion with respect to more than US$10,100,000 of current debt owed to its senior secured creditor and principal Shareholder, GEIPPP. GEIPPP agreed to defer and subordinate its US$3,900,000 senior notes and to convert its US$5,000,000 junior notes, together with accrued interest, into 3,653,972 Preferred Shares. Each one Preferred Share is convertible into three Common Shares at a conversion price of $0.667 per Share.

Concurrently with the Refinancing, the Company entered into an investment agreement with Messrs. Bryant, Laurie and Sexton, whereby they committed to purchase for $265,000, over a period of 18 months, 932,867 Common Shares and 487,196 Preferred Shares, representing 10% of the outstanding shares of both classes of stock of the Company.

See “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” below for further details regarding the Refinancing.

Proposed Alteration

At the annual meeting of Shareholders of the Company held prior to the Refinancing, the Company’s Shareholders authorized an alteration to the Company’s share capital to create the class of Preferred Shares, with a par value of $1.00 per share. As noted above, the Crown Warrant is exercisable for Preferred Shares for nominal consideration (e.g., < $1.00 per share). In addition, the Preferred Shares to be issued to Management will also be issued for consideration of less than $1.00 per share. The existing Preferred Shares cannot be issued for consideration less than $1.00 as a matter of applicable law. Accordingly, in order to ensure adequate Preferred Shares, without par value, are available for Crown and Management, Shareholders of the Company will be asked to consider, and if deemed appropriate, pass a special resolution amending the Notice of Articles and Articles of the Company to alter the authorized share structure of the Company by creating a new class of shares of the Company, being an unlimited number of Class A Preferred Shares, with no par value.

The proposed Class A Preferred Shares of the Company will have the same special rights and restrictions as are applicable to the existing Preferred Shares, Series A, of the Company, but will have no par value. The full text of the special resolution is set out in Schedule B to this Information Circular and the amended Articles of the Company are set out in Schedule C to this Information Circular. The affirmative vote of 66 2/3% of the Voting Shares present and voting at the meeting is necessary to approve this special resolution.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE ALTERATION OF AUTHORIZED SHARE STRUCTURE AS SET FORTH ABOVE.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as set forth below, none of the Company’s directors or senior officers, nor any person who has held such a position since the beginning of the Company’s last completed financial year, nor any proposed nominee for election as a director of the Company, nor any of their respective associates or affiliates, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting other than the election of directors and the appointment of auditors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Refinancing

Background

As noted above under “PARTICULARS OF MATTERS TO BE ACTED UPON”, on December 17, 2004 the Company completed the Refinancing.

The transactions resulted in a substantial dilution of the Company’s equity, as described below.

Transactions with GEIPPP

In consideration for the surrender of US$3,900,000 of senior notes, the surrender of US$5,000,000 of junior notes and the waiver of US$1,208,811 of accrued interest on these notes, the Company issued US$4,203,879 of new notes (the “New Notes”), 3,653,972 Preferred Shares and the GEIPPP Warrant to purchase 1,750,000 Common Shares. The New Notes bear interest at 14%, which accrues until payments commence in March 2007, except in certain circumstances, and are fully repayable on December 17, 2009. The Preferred Shares accrue a cumulative annual dividend of 6%, payable only when the Crown debt and New Notes are repaid in full. The Preferred Shares are redeemable at the Company’s option at 100% of redemption principal plus a redemption premium of up to 50% of the principal amount. Unless redeemed earlier, the Preferred Shares are automatically convertible, subject to the Company achieving an EBITDA target of $3,500,000, at the rate of three Common Shares for every Preferred Share. The GEIPPP Warrant is exercisable for a period of ten years at $0.667 per share. By these transactions, the Company postponed the due date on the remaining balance of US$4,203,879 from September 2005 until December 2009 in exchange for equity securities representing, on a fully converted basis, approximately 53% of the new total outstanding, and a higher coupon on the debt component.

Transactions with Crown

Prior to the Refinancing, the Company had no business relationship with Crown or any affiliates thereof. In connection with the Refinancing, the Company entered into a credit agreement with Crown, pursuant to which it borrowed $5,000,000 (US$4,288,000), bearing interest at the rate of 12% per annum payable monthly with monthly principal payments of $40,000 (US$34,000) commencing in December 2006, rising to $60,000 (US$51,000) in December 2007 and $100,000 (US$85,000) in December 2008, with the balance of $2,600,000 (US$2,230,800) repayable by December 17, 2009. In connection with the making of the loan, Crown received a first secured position over all of the Company’s assets and properties, including the capital stock of the subsidiary companies, in respect of the loan indebtedness. Additionally, the Company granted Crown the Crown Warrant to purchase 1,049,301 Common Shares and 730,794 Preferred Shares, representing 15% of the outstanding shares of both classes of stock of the Company, for nominal consideration. The Company realized a $5,000,000 (US$4,288,000) (less expenses of the transaction) improvement in its available cash for a fixed interest rate of 12%, which Management believes to be highly favourable under the heavily leveraged circumstances of the borrowing. The added cost of doing so, however, was the grant of a 15% equity stake in the Company to Crown. Crown also received warrants to purchase an additional 350,000 Common Shares, exercisable for a period of 10 years at a price of $0.667, to allow Crown to avoid dilution should GEIPPP exercise the GEIPPP Warrant.

Transactions with Management

Concurrently with the Refinancing,, the Company entered into an agreement with Messrs. Bryant, Laurie and Sexton, whereby they have committed to purchase for $265,000, over a period of 18 months, 932,867 Common Shares and 487,196 Preferred Shares, representing 10% of the outstanding shares of both classes of stock of the Company. These executives were also issued a warrant for the purchase of an additional 5% of both classes of stock for $132,500, exercisable no sooner than 30 days and no later than 90 days after a change of control of the Company, or on January 3, 2010, provided that all senior debt owed to GEIPPP shall have been paid in full at such date. Employment agreements entered into with each of these executives that provide for them to participate, subject to continuing service with the Company, in a special bonus of $132,500 to be shared among themselves upon a change of control of the Company, or on January 3, 2010, again provided that all senior debt owed to GEIPPP shall have paid in full at such date. Messrs. Bryant, Laurie and Sexton also received warrants to purchase an additional 233,333 Common Shares, exercisable for a period of 10 years at a price of CDN $0.667, to allow them to avoid dilution should GEIPPP exercise the GEIPPP Warrant.

Agreements between Investors

In connection with the Refinancing, GEIPPP and Crown entered into an inter-creditor agreement, which establishes the seniority of the Crown security and the subordination of the GEIPPP security over the assets of the Company.

GEIPPP, Crown and Messrs. Bryant, Laurie and Sexton entered into the Inter-Shareholder Agreement. Under this agreement, all parties agree to appoint GEIPPP nominees, one Crown nominee and one Management nominee to the Board. Additionally the parties have agreed conditions and entitlements associated with the sale or transfer of their shares.

Investors in $661,171 of 8% convertible, subordinated notes of the Company issued in 2000 have agreed to the amendment of their notes such that the coupon will be increased to 9.25% and repayment will be scheduled to recommence in March 2007.

Other than as described above and elsewhere in this Information Circular, the Company is not aware of any material interest, direct or indirect, of any Shareholder who holds more than 5% of the Company’s voting securities, any proposed nominee for election as a director, any director or officer of the Company or subsidiary of the Company or any associate, affiliate or family member of any of the foregoing, in any transaction which has been entered into since the commencement of the Company’s most recently completed financial year or in any proposed transaction which, in either case, has materially affected or will materially affect the Company or any of its subsidiaries.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Company provides an informal process for Shareholders to send communications to the Board of Directors. Shareholders who wish to contact the Board or any of its members may do so by addressing their written correspondence to Elephant & Castle Group Inc., Board of Directors, 12th Floor – 1190 Hornby Street, Vancouver, B.C. V6Z 2K5. Correspondence directed to an individual Board member will be referred, unopened, to that member. Correspondence not directed to a particular Board member will be referred, unopened, to the Chairman of the Board.

SHAREHOLDER PROPOSALS

Pursuant to Section 187 of the BCBCA, any notice of a Shareholder proposal intended to be considered for inclusion in the Management Information Circular for the annual meeting of Shareholders next year must be submitted to the Company at its registered office on or before February 11, 2007. The proxy will confer discretionary authority to vote on any Shareholder proposal presented at the meeting if the Company has not received notice of such proposal by February 11, 2007, in writing.

Shareholder proposals need be recognized only if made in accordance with the foregoing procedure and the provisions of the BCBCA.

ADDITIONAL INFORMATION

Additional information relating to the Company is available at www.sedar.com under the Company’s name, Elephant & Castle Group Inc. Financial information is provided in the Company’s comparative financial statements and MD&A for the Company’s most recently completed financial year. Copies of the Company’s financial statements and MD&A can be obtained from the Company’s Corporate Secretary by contacting the Corporate Secretary at (604) 684-6451. Copies of such documents will be provided to Shareholders free of charge.

A copy of the Company’s Annual Report on Form 10-K filed with the SEC will be provided by the Company without charge to Shareholders upon request by contacting the Corporate Secretary at (604) 684-6451.

OTHER MATTERS

The Management knows of no other matters to come before the Meeting of Shareholders other than those referred to in the Notice of Meeting. However, if any other matters which are not known to the Management shall properly come before the said Meeting, the form of proxy given pursuant to the solicitation by Management will be voted on such matters in accordance with the best judgment of the persons voting the proxy.

APPROVAL

The contents and sending of this Information Circular have been approved by the Company’s directors.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Richard Bryant

Richard Bryant
President and Chief Executive Officer

SCHEDULE A
AUDIT COMMITTEE CHARTER

ELEPHANT & CASTLE GROUP INC.
Charter of the Audit Committee

Financial Experience.

          Each Member of the Audit Committee shall have sufficient financial experience and ability to enable such person to discharge the responsibilities of the Audit Committee, including accounting or business experience and relevant education. Further, at least one (1) Member of the Audit Committee shall be a “financial expert” within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002, and any rules and regulations promulgated there under, including that such person shall have:

(a)	an understanding of generally accepted accounting principles and financial statements;

(b)	experience in -

	(i)	the preparation or auditing of financial statements of generally comparable issuers;

	(ii)	the application of such principles in connection with the accounting for estimates, accruals and reserves;

	(iii)	experience with internal accounting controls; and

	(iv)	an understanding of Audit Committee functions.

Selection of the Financial Expert.

          At its first meeting following adoption of this Revised Audit Committee Charter, the Committee shall select the Member of the Audit Committee serving thereon as the “financial expert” of the Committee, and the person so serving shall authorize the Company to identify such person thereafter as the financial expert of the Committee. The financial expert shall bear no lesser or greater responsibility to the Company than the other Members of the Board of Directors on the Audit Committee.

Exclusive Authority of the Committee.

          The Audit Committee shall have exclusive authority over the hiring, firing, and terms of engagement of each public accounting firm which performs any audit services required by the Company or any subsidiary thereof. No such public accounting firm may render non-audit services to the Company or any subsidiary thereof without prior approval by the Audit Committee, unless the requirement of prior approval is waived by the Audit Committee. The Audit Committee may delegate to one (1) or more designated members of the Audit Committee the authority, subject to ratification by the full Committee, to grant waivers permitted hereunder. Waiver shall be permissible only if granted prior to completion of the audit for the period or

- - 2 - -

periods in which the non-audit services were rendered, and the fees received by the public accounting firm for such non-audit services were not more than five (5%) percent of the total fees paid to such firm during the fiscal year in which such non-audit services were provided.

          Notwithstanding the foregoing, the Audit Committee may not permit, and may not waive, the necessity for prior approval of any non-audit service involving:

1.	bookkeeping or other services related to the accounting records or financial statements of the audit client;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Board determines, by regulation, is impermissible.

Reports to Audit Committees.

          The Audit Committee shall receive and retain timely reports of each public accounting firm which performs any audit services for the Company relating to:

(i)	accounting policies and practices to be used;

(ii)	any alternative treatments of financial information, within generally accepted accounting principles, discussed with management and considered by such firm;

(iii)	other material written communications between such firm and management, including, but not limited to, any management letter or schedule of unadjusted differences.

Audit Partner Rotation.

          The Committee shall undertake to assure that neither the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit of the Company’s financial statements for any fiscal year ending on or after

- - 3 - -

the date of adoption of those Charter persons who have performed audit services of any kind for the Company during the five (5) consecutive years immediately preceding such fiscal year.

Complaint Procedures:

          The Audit Committee shall establish procedures for:

(a)	the receipt, retention of any complaints regarding accounting, internal accounting controls or auditing matters; and

(b)	the confidential, anonymous submission by employees, and former employees, consultants of, and advisors to the company relating to concerns regarding questionable accounting or auditing matters

Other Responsibilities.

          The Audit Committee shall also have such other responsibilities as the Committee shall deem necessary and appropriate to implement the provisions of this Charter, including:

1.

to receive the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and to discuss with the independent accountant the independent accountant’s independence;

2.	to recommend to the Board of Directors that the audited financial statements be included in the Company’s Annual Report;

3.

to review with the independent auditors the Company’s independent system of audit and financial controls and results of internal audits and to review such matters with appropriate members of management;

4.

to review and discuss with management the Company’s financial report, accounting standards and principles of the Company, and any significant changes in such standards or principles or in their application;

5.	to review any and all transactions, including any material modifications of continuing transactions, between the Company and any officer or officers thereof for conflict of interests considerations;

6.	to review all other matters pertaining to the integrity of management, including conflicts of interest, adherence to standards of business conduct, and report to the full Board thereon;

7.	to review and approve the adoption of a code of ethics to be developed by the full Board of Directors for senior financial officers; and

- - 4 - -

8.	to respond to any claim of wrongful discharge or discrimination in employment for any alleged cause or reason protected by Title 18 United States Code §1514A.

Independent Counsel; Advisers.

          The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties, and to require the Company to provide appropriate funding, as determined by the Audit Committee, for the payment to any advisers so employed by the Audit Committee.

SCHEDULE B
SPECIAL RESOLUTION CHANGING AUTHORIZED SHARE STRUCTURE

RESOLVED, AS A SPECIAL RESOLUTION, THAT:

1.

The Notice of Articles be altered to change the authorized share structure for the Company by the creation of an unlimited number of Class A Preferred shares without par value, with the special rights and restrictions set out in the Articles of the Company.

2.	The Articles of the Company be altered in the form attached to the Information Circular as Schedule C.

3.	This special resolution shall forthwith be deposited at the Company's record office

4.	The alterations made to the Company’s Notice of Articles shall take effect upon the filing of the Notice of Alteration altering the Notice of Articles with the Registrar.

5.	The alterations made to the Company’s Articles shall take effect upon alteration of the Company's Notice of Articles.

6.	Fasken Martineau DuMoulin LLP be appointed as the Company’s agent to file the Notice of Alteration with the Registrar of Companies to effect the change described above.

7.

Any one director or officer of the Company is, and the agent of the Company is, hereby authorized and directed for and on behalf of the Company to execute and deliver, under corporate seal of the Company or otherwise, all such documents and instruments and to do all such other acts and things as in his or her opinion may be necessary or desirable to give full effect to the above resolutions.

SCHEDULE C
ARTICLES

Incorporation Number	0437400

Translation of Name (if any)

Effective as of

PROVINCE OF BRITISH COLUMBIA

BUSINESS CORPORATIONS ACT

ARTICLES OF

ELEPHANT & CASTLE GROUP INC.

Fasken Martineau DuMoulin LLP
Barristers & Solicitors
Canada

PROVINCE OF BRITISH COLUMBIA

BUSINESS CORPORATIONS ACT

ARTICLES
OF
ELEPHANT & CASTLE GROUP INC.
(the “Company”)

Incorporation Number 0437400

Translation of Name (if any)

PART 1
INTERPRETATION

1.1    Definitions. Without limiting Article 1.2, in these articles, unless the context requires otherwise:

“adjourned meeting” means the meeting to which a meeting is adjourned under Articles 11.8 or 11.12;

“board”, “board of directors” and “directors” mean the directors or sole director of the Company for the time being and include a committee or other delegate, direct or indirect, of the directors or director;

“Business Corporations Act” means the Business Corporations Act, S.B.C. 2002, c.57 as amended, restated or replaced from time to time, and includes its regulations;

“Interpretation Act” means the Interpretation Act, R.S.B.C. 1996, c. 238;

“legal personal representative” means the personal or other legal representative of the shareholder;

“seal” means the seal of the Company, if any.

1.2     Business Corporations Act Definitions Apply. The definitions in the Business Corporations Act apply to these articles.

1.3     Interpretation Act Applies. The Interpretation Act applies to the interpretation of these articles as if these articles were an enactment.

1.4     Conflict in Definitions. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these articles.

1.5     Conflict Between Articles and Legislation. If there is a conflict between these articles and the Business Corporations Act, the Business Corporations Act will prevail.

PART 2
SHARES AND SHARE CERTIFICATES

2.1     Authorized Share Structure. The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2     Form of Share Certificate. Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3     Right to Share Certificate or Acknowledgement. Each shareholder is entitled, without charge, to:

(a)	one certificate representing the share or shares of each class or series of shares registered in the shareholder’s name; or

(b)	a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate,

provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgement and delivery of a share certificate or acknowledgment for a share to one of several joint shareholders or to one of the shareholders’ duly authorized agents will be sufficient delivery to all. The Company may refuse to register more than three persons as joint holders of a share.

2.4     Sending of Share Certificate. Any share certificate or non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate to which a shareholder is entitled may be sent to the shareholder by mail at the shareholders’ registered address, and neither the Company nor any agent is liable for any loss to the shareholder because the share certificate or acknowledgment sent is lost in the mail or stolen.

2.5     Replacement of Worn Out or Defaced Certificate. If the board of directors, or any officer or agent designated by the directors, is satisfied that a share certificate is worn out or defaced, they must, on production to them of the certificate and on such other terms, if any, as they think fit:

(a)	order the certificate to be cancelled; and

(b)	issue a replacement share certificate.

2.6     Replacement of Lost, Stolen or Destroyed Certificate. If a share certificate is lost, stolen or destroyed, a replacement share certificate must be issued to the person entitled to that certificate if the board of directors, or any officer or agent designated by the directors, receives:

(a)	proof satisfactory to them that the certificate is lost, stolen or destroyed; and

(b)	any indemnity the board of directors, or any officer or agent designated by the directors, considers adequate.

2.7    Splitting Share Certificates. If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered, the Company must cancel the surrendered certificate and issue replacement share certificates in accordance with that request. The Company may refuse to issue a certificate with respect to a fraction of a share.

2.8     Certificate Fee. There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.9     Recognition of Trusts. Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

PART 3
ISSUE OF SHARES

3.1     Directors Authorized to Issue Shares. Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the directors may issue, allot, sell or otherwise dispose of the unissued shares, and previously issued shares that are subject to reissuance or held by the Company, whether with par value or without par value, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares may be issued) that the directors, in their absolute discretion, may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2     Commissions and Discounts. The directors may, at any time, authorize the Company to pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3     Brokerage. The directors may authorize the Company to pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4     Conditions of Issue. Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(a)	consideration is provided to the Company for the issue of the share by one or more of the following:

	(i)	past services performed for the Company;

	(ii)	property; or

	(iii)	money; and

(b)	the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5     Warrants, Options and Rights. Subject to the Business Corporations Act, the Company may issue warrants, options and rights upon such terms and conditions as the directors determine, which warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

3.6     Fractional Shares. A person holding a fractional share does not have, in relation to the fractional share, the rights of a shareholder in proportion to the fraction of the share held.

PART 4
SHARE REGISTERS

4.1     Central Securities Register. As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register.

4.2     Branch Registers. In addition to the central securities register, the Company may maintain branch securities registers.

4.3     Appointment of Agents. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register and any branch securities registers. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.4     Closing Register. The Company must not at any time close its central securities register.

PART 5
SHARE TRANSFERS

5.1     Recording or Registering Transfer. Except to the extent that the Business Corporations Act otherwise provides, a transfer of a share of the Company must not be recorded or registered unless:

(a)	a duly signed instrument of transfer in respect of the share has been received by the Company;

(b)	if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company; and

(c)

if a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment has been surrendered to the Company.

5.2     Form of Instrument of Transfer. The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the directors from time to time.

5.3     Transferor Remains Shareholder. Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.4     Signing of Instrument of Transfer. If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer, or, if no number is specified, all the shares represented by share certificates deposited with the instrument of transfer:

(a)	in the name of the person named as transferee in that instrument of transfer; or

(b)	if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the share certificate is deposited for the purpose of having the transfer registered.

5.5     Enquiry as to Title Not Required. Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.6     Transfer Fee. There must be paid to the Company, in relation to the registration of any transfer, the amount determined by the directors.

PART 6
TRANSMISSION OF SHARES

6.1     Legal Personal Representative Recognized on Death. In the case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2     Rights of Legal Personal Representative. The legal personal representative has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.

PART 7
PURCHASE OF SHARES

7.1     Company Authorized to Purchase Shares. Subject to the special rights and restrictions attached to any class or series of shares and the Business Corporations Act, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and on the terms specified in such resolution.

7.2     Purchase When Insolvent. The Company must not make a payment or provide any other consideration to purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(a)	the Company is insolvent; or

(b)	making the payment or providing the consideration would render the Company insolvent.

7.3     Sale and Voting of Purchased Shares. If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(a)	is not entitled to vote the share at a meeting of its shareholders;

(b)	must not pay a dividend in respect of the share; and

(c)	must not make any other distribution in respect of the share.

PART 8
BORROWING POWERS

8.1     Powers of Directors. The Company, if authorized by the directors, may from time to time:

(a)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that the directors consider appropriate;

(b)	issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person;

(c)	guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(d)	mortgage or charge, whether by way of specific or floating charge, or give other security on the whole or any part of the present and future undertaking of the Company.

8.2     Terms of Debt Instruments. Any bonds, debentures or other debt obligations of the Company may be issued at a discount, premium or otherwise, and with any special privileges on the redemption, surrender, drawing, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Company, appointment of directors or otherwise, and may by their terms be assignable free from any equities between the Company and the person to whom they were issued or any subsequent holder, all as the directors may determine.

8.3     Delegation by Directors. For greater certainty, the powers of the directors under this Part 8 may be exercised by a committee or other delegate, direct or indirect, of the board authorized to exercise such powers.

PART 9
ALTERATIONS

9.1     Alteration of Authorized Share Structure. Subject to Article 9.2 and the Business Corporations Act, the Company may by special resolution:

(a)	create one or more classes or series of shares or, if none of the shares of a class or series of shares is allotted or issued, eliminate that class or series of shares;

(b)

increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(c)	subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(d)	if the Company is authorized to issue shares of a class of shares with par value:

(i) decrease the par value of those shares; or

(ii) if none of the shares of that class of shares is allotted or issued, increase the par value of those shares;

(e)	change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(f)	alter the identifying name of any of its shares; or

(g)	otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

9.2     Special Rights and Restrictions. Subject to the Business Corporations Act, the Company may by special resolution:

(a)

create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(b)	vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued.

9.3     Change of Name. The Company may by special resolution authorize an alteration of its Notice of Articles in order to change its name.

9.4     Alterations to Articles. If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by special resolution alter these Articles.

9.5     Alterations to Notice of Articles. If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by special resolution alter its Notice of Articles.

PART 10
MEETINGS OF SHAREHOLDERS

10.1    Annual General Meetings. Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such date, time and location as may be determined by the directors.

10.2     Resolution Instead of Annual General Meeting. If all of the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3     Calling of Shareholder Meetings. The directors may, whenever they think fit, call a meeting of shareholders.

10.4     Location of Shareholder Meetings. The directors may, by director’s resolution, approve a location outside of British Columbia for the holding of a meeting of shareholders.

10.5     Notice for Meetings of Shareholders. The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(a)	if and for so long as the Company is a public company, 21 days; and

(b)	otherwise, 10 days.

10.6     Record Date for Notice. The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(a)	if and for so long as the Company is a public company, 21 days; and

(b)	otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.7     Record Date for Voting. The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.8     Failure to Give Notice and Waiver of Notice. The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to receive notice does not invalidate any proceedings at that meeting. Any person entitled to receive notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

10.9     Notice of Special Business at Meetings of Shareholders. If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(a)	state the general nature of the special business; and

(b)

if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

	(i)	at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

	(ii)	during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

PART 11
PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1     Special Business. At a meeting of shareholders, the following business is special business:

(a)	at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(b)	at an annual general meeting, all business is special business except for the following:

	(i)	business relating to the conduct of, or voting at, the meeting;

	(ii)	consideration of any financial statements of the Company presented to the meeting;

	(iii)	consideration of any reports of the directors or auditor;

	(iv)	the setting or changing of the number of directors;

	(v)	the election or appointment of directors;

	(vi)	the appointment of an auditor;

	(vii)	business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution; and

	(viii)	any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2     Special Majority. The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.

11.3     Quorum. Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 10% of the issued shares entitled to be voted at the meeting. If there is only one shareholder the quorum is one person present and being, or representing by proxy, such shareholder.

11.4     One Shareholder May Constitute Quorum. If there is only one shareholder entitled to vote at a meeting of shareholders:

(a)	the quorum is one person who is, or who represents by proxy, that shareholder; and

(b)	that shareholder, present in person or by proxy, may constitute the meeting.

11.5     Meetings by Telephone or Other Communications Medium. A shareholder or proxy holder who is entitled to participate in, including vote at, a meeting of shareholders may participate in person or by telephone or other communications medium if all shareholders and proxy holders participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A shareholder who participates in a meeting in a manner contemplated by this Article 11.5 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner. Nothing in this Article 11.5 obligates the Company to take any action or provide any facility to permit or facilitate the use of any communications mediums at a meeting of shareholders.

11.6     Other Persons May Attend. The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum, and is not entitled to vote at the meeting, unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.7     Requirement of Quorum. No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting.

11.8     Lack of Quorum. If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(a)	in the case of a general meeting convened by requisition of shareholders, the meeting is dissolved; and

(b)

in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place, or at such other date, time or location as the chair specifies on the adjournment.

11.9     Lack of Quorum at Succeeding Meeting. If, at the meeting to which the first meeting referred to in Article 11.8(b) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.10   Chair. The following individual is entitled to preside as chair at a meeting of shareholders:

(a)	the chair of the board, if any; and

(b)	if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

11.11    Selection of Alternate Chair. If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.12    Adjournments. The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.13    Notice of Adjourned Meeting. It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.14    Decisions by Show of Hands or Poll. Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

11.15    Declaration of Result. The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.4, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.16    Motion Need Not Be Seconded. No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.17    Casting Vote. In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.18    Manner of Taking a Poll. Subject to Article 11.19, if a poll is duly demanded at a meeting of shareholders:

(a)	the poll must be taken:

(i) at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(ii) in the manner, at the time and at the place that the chair of the meeting directs;

(b)	the result of the poll is deemed to be a resolution of and passed at the meeting at which the poll is demanded; and

(c)	the demand for the poll may be withdrawn by the person who demanded it.

11.19    Demand for a Poll on Adjournment. A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.20    Chair Must Resolve Dispute. In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.21    Casting of Votes. On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.22    Demand for Poll. No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.23    Demand for a Poll Not to Prevent Continuation of Meeting. The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.24    Retention of Ballots and Proxies. The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during statutory business hours by any shareholder or proxy holder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

PART 12
VOTES OF SHAREHOLDERS

12.1     Number of Votes by Shareholder or by Shares. Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint registered holders of shares under Article 12.3:

(a)	on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote at the meeting has one vote, and

(b)

on a poll, every shareholder entitled to vote has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2     Votes of Persons in Representative Capacity. A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is the legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3     Votes by Joint Shareholders. If there are joint shareholders registered in respect of any share:

(a)	any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(b)

if more than one of the joint shareholders is present at any meeting, personally or by proxy, and more than one of them votes in respect of that share, than only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4     Legal Personal Representatives as Joint Shareholders. Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.

12.5     Representative of a Corporate Shareholder. If a corporation that is not a subsidiary of the Company is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(a)	for that purpose, the instrument appointing a representative must:

(i)

be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt or proxies or, if no number is specified, two days before the day set for the holding of the meeting; or

	(ii)	be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting; and

(b)	if a representative is appointed under this Article 12.5:

(i)

the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

	(ii)	the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6     Proxy Provisions Do Not Apply to All Companies. Articles 12.7 to 12.15 do not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

12.7     Appointment of Proxy Holder. Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.8     Alternate Proxy Holders. A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9     When Proxy Holder Need Not Be Shareholder. A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:

(a)	the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 12.5;

(b)	the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting; or

(c)

the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.

12.10    Deposit of Proxy. A proxy for a meeting of shareholders must:

(a)

be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b)	unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.11    Validity of Proxy Vote. A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(a)	at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(b)	by the chair of the meeting, before the vote is taken.

12.12    Form of Proxy. A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

[Name of Company]
(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the shareholder): _______________________

Signed this _____ day of _________, ________.

________________________
Signature of shareholder

________________________
Name of shareholder—printed

12.13    Revocation of Proxy. Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is:

(a)	received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(b)	provided, at the meeting, to the chair of the meeting.

12.14    Revocation of Proxy Must Be Signed. An instrument referred to in Article 12.13 must be signed as follows:

(a)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy; or

(b)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.15    Production of Evidence of Authority to Vote. The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

PART 13
DIRECTORS

13.1     Number of Directors. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(a)	if the Company is a public company, the greater of three and the most recently set of:

	(i)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

	(ii)	the number of directors set under Article 14.4;

(b)	if the Company is not a public company, the most recently set of:

	(i)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

	(ii)	the number of directors set under Article 14.4.

13.2     Change in Number of Directors. If the number of directors is set under Articles 13.1(a)(i) or 13.1(b)(i):

(a)	the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;

(b)

if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3     Directors’ Acts Valid Despite Vacancy. An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4     Qualifications of Directors. A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5     Remuneration of Directors. The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

13.6     Reimbursement of Expenses of Directors. The Company must reimburse each director for the reasonable expenses that he or she may incur in his or her capacity as director in and about the business of the Company.

13.7     Special Remuneration for Directors. If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8     Gratuity, Pension or Allowance on Retirement of Director. Unless otherwise determined by ordinary resolution, the directors may authorize the Company to pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

PART 14
ELECTION AND REMOVAL OF DIRECTORS

14.1     Election at Annual General Meeting. At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(a)

the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(b)	all the directors cease to hold office immediately before the election or appointment of directors under paragraph (a), but are eligible for re-election or re-appointment.

14.2     Consent to be a Director. No election, appointment or designation of an individual as a director is valid unless:

(a)	that individual consents to be a director in the manner provided for in the Business Corporations Act; or

(b)	that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director.

14.3 Failure to Elect or Appoint Directors. If:

(a)

the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(b)	the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(c)	the date on which his or her successor is elected or appointed; and

(d)	the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4     Places of Retiring Directors Not Filled. If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5     Directors May Fill Casual Vacancies. Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6     Remaining Directors Power to Act. The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7     Shareholders May Fill Vacancies. If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8     Additional Directors. Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

(a)	one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(b)	in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(a), but is eligible for re-election or re-appointment.

14.9     Ceasing to be a Director. A director ceases to be a director when:

(a)	the term of office of the director expires;

(b)	the director dies;

(c)	the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(d)	the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10    Removal of Director by Shareholders. The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11    Removal of Director by Directors. The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

PART 15
POWERS AND DUTIES OF DIRECTORS

15.1     Powers of Management. The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

15.2     Appointment of Attorney of Company. The directors exclusively may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

PART 16
DISCLOSURE OF INTEREST OF DIRECTORS

16.1     Obligation to Account for Profits. A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

16.2     Restrictions on Voting by Reason of Interest. A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

16.3     Interested Director Counted in Quorum. A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

16.4     Disclosure of Conflict of Interest or Property. A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

16.5     Director Holding Other Office in the Company. A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

16.6     No Disqualification. No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

16.7     Professional Services by Director or Officer. Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

16.8     Director or Officer in Other Corporations. A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

PART 17
PROCEEDINGS OF DIRECTORS

17.1     Meetings of Directors. The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the board held at regular intervals may be held at the place, at the time and on the notice, if any, that the board may by resolution from time to time determine.

17.2     Voting at Meetings. Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

17.3     Chair of Meetings. Meetings of directors are to be chaired by:

(a)	the chair of the board, if any;

(b)	in the absence of the chair of the board, the president, if any, if the president is a director; or

(c)	any other director chosen by the directors if:

	(i)	neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

	(ii)	neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

	(iii)	the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

17.4     Meetings by Telephone or Other Communications Medium. A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone or other communications medium if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director who participates in a meeting in a manner contemplated by this Article 17.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

17.5     Calling of Meetings. A director may, and the secretary or an assistant secretary, if any, on the request of a director must, call a meeting of the directors at any time.

17.6     Notice of Meetings. Other than for meetings held at regular intervals as determined by the directors pursuant to Article 17.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors by any method set out in Article 23.1 or orally or by telephone.

17.7     When Notice Not Required. It is not necessary to give notice of a meeting of the directors to a director if:

(a)	the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed or is the meeting of the directors at which that director is appointed; or

(b)	the director has waived notice of the meeting.

17.8     Meeting Valid Despite Failure to Give Notice. The accidental omission to give notice of any meeting of directors to any director, or the non-receipt of any notice by any director, does not invalidate any proceedings at that meeting.

17.9     Waiver of Notice of Meetings. Any director may file with the Company a document signed by the director waiving notice of any past, present or future meeting of the directors and may at any time withdraw that waiver with respect to meetings of the directors held after that withdrawal. After sending a waiver with respect to all future meetings of the directors, and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director.

17.10    Quorum. The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at a majority of the directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

17.11    Validity of Acts Where Appointment Defective. Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

17.12    Consent Resolutions in Writing. A resolution of the directors or of any committee of the directors consented to in writing by all of the directors entitled to vote on it, whether by signed document, fax, email or any other method of transmitting legibly recorded messages, is as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors duly called and held. Such resolution may be in two or more counterparts which together are deemed to constitute one resolution in writing. A resolution passed in that manner is effective on the date stated in the resolution or, if no date is stated in the resolution, on the latest date stated on any counterpart. A resolution of the directors or of any committee of the directors passed in accordance with this Article 17.12 is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

PART 18
EXECUTIVE AND OTHER COMMITTEES

18.1     Appointment and Powers of Executive Committee. The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:

(a)	the power to fill vacancies in the board of directors;

(b)	the power to remove a director;

(c)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d)	such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

18.2     Appointment and Powers of Other Committees. The directors may, by resolution,

(a)	appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(b)	delegate to a committee appointed under paragraph (a) any of the directors’ powers, except:

(i)	the power to fill vacancies in the board of directors;

(ii)	the power to remove a director;

(iii)	the power to change the membership of, or fill vacancies in, any committee of the board, and

(iv)	the power to appoint or remove officers appointed by the board; and

(c)	make any delegation referred to in paragraph (b) subject to the conditions set out in the resolution.

18.3     Obligations of Committee. Any committee appointed under Articles 18.1 or 18.2, in the exercise of the powers delegated to it, must

(a)	conform to any rules that may from time to time be imposed on it by the directors; and

(b)	report every act or thing done in exercise of those powers as the directors may require.

18.4     Powers of Board. The directors may, at any time, with respect to a committee appointed under Articles 18.1 or 18.2:

(a)	revoke or alter the authority given to a committee, or override a decision made by a committee, except as to acts done before such revocation, alteration or overriding;

(b)	terminate the appointment of, or change the membership of, a committee; and

(c)	fill vacancies on a committee.

18.5     Committee Meetings. Subject to Article 18.3(a) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 18.1 or 18.2:

(a)	the committee may meet and adjourn as it thinks proper;

(b)

the committee may elect a chair of its meetings but, if no chair of the meeting is elected, or if at any meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(c)	a majority of the members of a directors’ committee constitutes a quorum of the committee; and

(d)

questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting has no second or casting vote.

PART 19
OFFICERS

19.1     Appointment of Officers. The directors may, from time to time, appoint such officers, if any, as the directors determine, and the directors may, at any time, terminate any such appointment.

19.2     Functions, Duties and Powers of Officers. The directors may, for each officer:

(a)	determine the functions and duties of the officer;

(b)	entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(c)	revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

19.3     Qualifications. No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any officer need not be a director.

19.4     Remuneration. All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors think fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

PART 20
INDEMNIFICATION

20.1     Definitions. In this Part 20:

(a)	“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(b)

“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director of the Company or an affiliate of the Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director of the Company or an affiliate of the Company:

	(i)	is or may be joined as a party; or

	(ii)	is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(c)	“expenses” has the meaning set out in the Business Corporations Act.

20.2     Mandatory Indemnification of Directors and Officers and Former Directors and Officers. Subject to the Business Corporations Act, the Company must indemnify and advance expenses of a director or officer or former director or officer of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 20.2.

20.3     Indemnification of Other Persons. Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

20.4     Non-Compliance with Business Corporations Act. The failure of a director or officer or former director or officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

20.5     Company May Purchase Insurance. The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(a)	is or was a director, officer, employee or agent of the Company;

(b)	is or was a director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(c)	at the request of the Company, is or was a director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(d)	at the request of the Company, holds or held a position equivalent to that of a director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, officer, employee or agent or person who holds or held such equivalent position.

PART 21
DIVIDENDS

21.1     Payment of Dividends Subject to Special Rights. The provisions of this Part 21 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

21.2     Declaration of Dividends. Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

21.3     No Notice Required. The directors need not give notice to any shareholder of any declaration under Article 21.2.

21.4     Record Date. The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

21.5     Manner of Paying Dividend. A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of paid up shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

21.6     Settlement of Difficulties. If any difficulty arises in regard to a distribution under Article 21.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(a)	set the value for distribution of specific assets;

(b)

determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(c)	vest any such specific assets in trustees for the persons entitled to the dividend.

21.7     When Dividend Payable. Any dividend may be made payable on such date as is fixed by the directors.

21.8     Dividends to be Paid in Accordance with Number of Shares. All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

21.9     Receipt by Joint Shareholders. If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

21.10    Dividend Bears No Interest. No dividend bears interest against the Company.

21.11    Fractional Dividends. If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

21.12    Payment of Dividends. Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

21.13    Capitalization of Surplus. Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus.

PART 22
DOCUMENTS, RECORDS AND REPORTS

22.1     Recording of Financial Affairs. The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the provisions of the Business Corporations Act.

22.2     Inspection of Accounting Records. Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

22.3     Remuneration of Auditors. The remuneration of the auditors, if any, shall be set by the directors regardless of whether the auditor is appointed by the shareholders, by the directors or otherwise. For greater certainty, the directors may delegate to the audit committee or other committee the power to set the remuneration of the auditors.

PART 23
NOTICES

23.1     Method of Giving Notice. Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(a)	mail addressed to the person at the applicable address for that person as follows:

	(i)	for a record mailed to a shareholder, the shareholder’s registered address;

(ii)

for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

	(iii)	in any other case, the mailing address of the intended recipient;

(b)	delivery at the applicable address for that person as follows, addressed to the person:

	(i)	for a record delivered to a shareholder, the shareholder’s registered address;

(ii)

for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

	(iii)	in any other case, the delivery address of the intended recipient;

(c)	sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(d)

sending the record, or a link providing the intended recipient with immediate access to the record, by electronic communication to an address provided by the intended recipient for the sending of that record or records of that class;

(e)

sending the record by any method of transmitting legibly recorded messages, including without limitation by digital or magnetic medium, mechanical reproduction or graphic imaging, to an address provided by the intended recipient for the sending of that record or records of that class; or

(f)	physical delivery to the intended recipient.

23.2     Deemed Receipt. A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 23.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing. Any demand, notice or other communication given by personal delivery will be conclusively deemed to have been given on the day of actual delivery thereof and, if given by electronic communication, on the day of transmittal thereof if given during statutory business hours on the day which statutory business hours next occur if not given during such hours on any day.

23.3     Certificate of Sending. A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 23.1, prepaid and mailed or otherwise sent as permitted by Article 23.1 is conclusive evidence of that fact.

23.4     Notice to Joint Shareholders. A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

23.5     Notice to Trustees. A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(a)	mailing the record, addressed to them:

	(i)	by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

	(ii)	at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(b)

if an address referred to in paragraph (a)(ii) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

PART 24
SEAL

24.1     Who May Attest Seal. Except as provided in Articles 24.2 and 24.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signature or signatures of:

(a)	any two directors;

(b)	any officer, together with any director;

(c)	if the Company only has one director, that director; or

(d)	any one or more directors or officers or persons as may be determined by resolution of the directors.

24.2     Sealing Copies. For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 24.1, the impression of the seal may be attested by the signature of any director or officer.

24.3     Mechanical Reproduction of Seal. The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

PART 25
PROHIBITIONS

25.1     Definitions. In this Part 25:

(a)	“designated security” means:

(i) a voting security of the Company;

(ii)

a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or

(iii)	a security of the Company convertible, directly or indirectly, into a security described in paragraph (a) or (b);

(b)	“security” has the meaning assigned in the Securities Act (British Columbia);

(c)	“voting security” means a security of the Company that:

	(i)	is not a debt security, and

	(ii)	carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

25.2     Application. Article 25.3 does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

25.3     Consent Required for Transfer of Shares or Designated Securities. No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

PART 26
SPECIAL RIGHTS AND RESTRICTIONS

26.1     Special Rights and Restrictions. The Preferred shares may, at any time or from time to time, be issued in one or more series, and the directors may, by resolution, prior to the issue of shares of the series, determine the designation of the Preferred shares of each series and alter the Articles of the Company to create, define and attach special rights and restrictions to the Preferred shares of each series, subject to the special rights and restrictions attached to the Preferred shares by these Articles.

PART 27
SPECIAL RIGHTS AND RESTRICTIONS FOR
THE CLASS A PREFERRED SHARES AND
THE PREFERRED SHARES, SERIES A

27.1     Interpretation. For the purposes of this Part 27 of the Articles:

“Act” means the British Columbia Business Corporations Act, as amended.

“Business Day” means any day on which commercial banks are open for business in Vancouver, British Columbia, other than a Saturday or a Sunday.

“Common Shares” means the Common shares in the capital of the Company.

“Company” means Elephant & Castle Group Inc., a company existing under the laws of British Columbia.

“Company's Conversion Notice” has the meaning given thereto in Section 27.6(b)(ii) .

“Conversion Date” has the meaning given thereto in Section 27.6(b) .

“Conversion Rights” has the meaning given thereto in Section 27.6(a) .

“Date of Issuance” means the date upon which the Class A Preferred shares or the Preferred shares, Series A, or a warrant for the purchase thereof, was issued.

“Directors” means the board of directors of the Company.

“Holder's Conversion Notice” has the meaning given thereto in Section 27.6(b)(i) .

“Indebtedness” means the Senior Notes and the Term Debt.

“Liquidity Event” means the sale of all or substantially all of the assets of the Company.

“Preferred Conversion Rate” means three (3) Common Shares, subject to adjustment pursuant to Section 27.6(f) .

“Preferred Redemption Amount” has the meaning given thereto in Section 27.4.

“Preferred Redemption Price” means CDN$2.00, subject to adjustment pursuant to Section27.4.

“Preferred Shares” means the Class A Preferred shares and the Preferred shares, Series A, subject to the special rights and restrictions as described herein.

“Redemption Date” has the meaning given thereto in Section 27.4(b) .

“Redemption Notice” has the meaning given thereto in Section 27.4(b) .

“Retraction Date” has the meaning given thereto in Section 27.5(a) .

“Retraction Notice” has the meaning given thereto in Section 27.5(a) .

“Senior Notes” means the restated and amended senior secured 14% convertible notes in the aggregate principal amount of U.S.$4,203,879 million, maturing on December 18, 2009 issued to GE Investment Private Placement Partners II.

“Term Debt” means the CDN$5 million term loan advanced to the Company pursuant to a credit agreement with Crown Life Insurance Company.

27.2     Voting Rights. The holders of the Preferred Shares shall be entitled as such to receive notice of and to attend all meetings of the shareholders of the Company (except meetings at which only holders of another class or series of shares of the Company are required by law to vote separately as a class or series) and at each such meeting shall have that number of votes in person or by proxy for each Preferred Share held equal to the number of Common Shares into which such Preferred Share may be converted at the Preferred Conversion Rate.

27.3     Dividends.

(a)

The holders of the Preferred Shares, in priority to the holders of the Common Shares, shall be entitled to receive and the Company shall pay thereon, as and when declared by the Directors provided the Indebtedness has been repaid in full, fixed, cumulative cash dividends at the rate of 6% of the Preferred Redemption Price per annum payable on the dates to be fixed from time to time by the Directors. The holders of the Preferred Shares shall not be entitled to any dividends other than or in excess of the fixed, cumulative, cash dividends provided for in this Section 27.3(a).

(b)

Within 180 days of the repayment in full of the Indebtedness by the Company, and thereafter annually, the Directors shall declare the dividend which has accrued (and has not been declared) on each outstanding Preferred Share to the date of such declaration.

(c)

Except with the consent in writing of the holders of all outstanding Preferred Shares, no dividends shall at any time be declared or paid on or set apart for payment on the Common Shares unless and until all unpaid dividends accrued on the outstanding Preferred Shares shall have been declared and paid or set apart for payment at the date of such declaration or payment or setting apart for payment of dividends on the Common Shares or on any such other shares.

27.4     Redemption.

(a)

Subject to the Act and provided that all dividends in respect of the outstanding Preferred Shares have been declared and paid or set apart for payment, the Company may redeem the whole or any part of the outstanding Preferred Shares on payment for each share to be redeemed of the Preferred Redemption Price, together with all unpaid declared dividends thereon, which for such purpose shall be treated as accruing up to but excluding the date of such redemption, plus a premium of 10 percent of the Preferred Redemption Price for each year or part thereof from the Date of Issuance of the Preferred Shares to a maximum premium of 50 percent of the Preferred Redemption Price (all such sums, collectively, the "Preferred Redemption Amount").

(b)

Unless the holders of the Preferred Shares to be redeemed having waived notice of redemption, the Company shall give not less than 60 days’ notice (the “Redemption Notice”) in writing of the redemption of the Preferred Shares by mailing to each person who, at the date of such mailing, is a registered holder of shares to be redeemed or of warrants for the purchase thereof, a notice of the intention of the Company to redeem the Preferred Shares.

Such notice shall be mailed by ordinary prepaid post addressed to the last address of such holder as it appears on the records of the Company or, in the event of the address of any such holder not appearing on the records of the Company, then to the last known address of such holder; provided, however, that accidental failure or omission to give any such notice to one or more of such holders shall not affect the validity of such redemption. Such notice shall set out the Preferred Redemption Amount and the date on which redemption is to take place (the “Redemption Date”) and, if only part of the shares held by the person to whom it is addressed is to be redeemed, the number thereof so to be redeemed.

(c)

On or after the Redemption Date, the Company shall pay or cause to be paid to or to the order of the registered holders of the Preferred Shares to be redeemed, those sums forming part of the aggregate Preferred Redemption Amount thereof on presentation and surrender of the certificates for the shares so called for redemption as such place or places as may be specified in such notice, and the certificates for such shares shall thereupon be cancelled, and the shares represented thereby shall thereupon be redeemed.

(d)

No partial redemption of the outstanding Preferred Shares may at any time be made except with the unanimous prior written consent of all holders of the Preferred Shares and the holders of any outstanding warrants for the purchase thereof. If a part only of the Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Company.

(e)

From and after the date specified for redemption in any such notice, the holders of the Preferred Shares called for redemption shall cease to be entitled to dividends and shall not be entitled to exercise any rights in respect thereof, except to receive the Preferred Redemption Amount per share, unless payment of the Preferred Redemption Amount per share shall not be made by the Company in accordance with the foregoing provisions, in which case the rights of the holders of such shares shall remain unimpaired.

(f)

The Company shall have the right at any time after the mailing of any such notice of intention to redeem any Preferred Shares to deposit the aggregate Preferred Redemption Amount for the Preferred Shares represented by certificates which have not at the date of deposit been surrendered by the holders thereof in connection with such redemption, in a special account with any chartered bank or trust company in Canada named in such notice of redemption, such Preferred Redemption Amount to be paid without interest to or to the order of the respective holders of such shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing such shares. Upon such deposit being made, the Preferred Shares in respect whereof such deposit shall have been made shall be deemed redeemed and the rights of the holders thereof, after such deposit, shall be limited to receiving, without interest, their proportionate part of the aggregate Preferred Redemption Amount, so deposited against presentation and surrender of such certificates held by them respectively. Any interest allowed on any such deposit shall belong to the Company.

27.5     Retraction.

(a)

Commencing on the date which is 135 days following the close of the Company’s second fiscal year after repayment in full by the Company of the Indebtedness (the "Retraction Period"), any holder of Preferred Shares may, at the holder’s option, upon giving at least 20 Business Days before the date specified for redemption (the “Retraction Date”) to the Company at its Registered Office written notice thereof (the “Retraction Notice”), require the Company to redeem at any time the whole or from time to time any part of the Preferred Shares held by the holder by payment of the Preferred Redemption Amount for each share to be redeemed. Within 20 Business Days of the commencement of the Retraction Period, the Company shall send a notice to all of the holders of the Preferred Shares and holders of outstanding warrants for the purchase thereof stating that the Retraction Period has commenced. The Retraction Notice shall set out the Retraction Date and if only part of the Preferred Shares held by such holder is to be redeemed, the number thereof so to be redeemed.

(b)

On the Retraction Date, the Company shall pay or cause to be paid to or to the order of the registered holder of the Preferred Shares to be redeemed, the Preferred Redemption Amount for each such share, on presentation and surrender at the Registered Office of the Company of the certificate(s) for such holder’s Preferred Shares to be redeemed. Payment of sums forming part of the Preferred Redemption Amount (less any amount required to be withheld by the Company) for the Preferred Shares to be redeemed shall be made by cheque payable to the holder thereof at par at any branch of the Company’s bankers in Canada. Such cheque shall discharge all liability of the Company for the Preferred Redemption Amount, to the extent of the amount represented thereby, unless such cheque is not paid on due presentation. Such Preferred Shares shall thereupon be deemed to be redeemed and shall be cancelled.

(c)

From and after the Retraction Date, the Preferred Shares so redeemed shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of the holders in respect thereof unless payment of the Preferred Redemption Amount shall not be made upon presentation of certificate(s) in accordance with the foregoing provisions, in which case the rights of the holder shall remain unaffected.

(d)	If a part only of the shares represented by any certificate are redeemed, a new certificate for the balance shall be issued at the expense of the Company.

(e)

If a holder of Preferred Shares gives a Retraction Notice but fails to present the certificate(s) for such holder’s Preferred Shares to be redeemed on the Retraction Date, the Retraction Notice given by such holder shall be null and void and the Company shall have no obligation to make the redemption called for in the Retraction Notice.

Notwithstanding the foregoing, the Company shall have the right to proceed with such redemption notwithstanding such failure. If the Company elects to proceed, the Company shall deposit the Preferred Redemption Amount for the Preferred Shares to be redeemed in a special account maintained by the Company with any chartered bank or trust company in Vancouver, British Columbia (the “Trustee”), to be paid without interest to or to the order of the holder of such Preferred Shares upon presentation and surrender to the Trustee of the certificate(s) representing such shares. Upon such deposit being made, the Preferred Shares in respect of which such deposit shall have been made shall thereupon be deemed to be redeemed and shall be cancelled. The rights of the holder thereof after such deposit shall be limited to receiving without interest the amount so deposited upon presentation and surrender to the Trustee of the certificate(s) representing the Preferred Shares to be redeemed. Any interest allowed on any such deposit shall belong to the Company.

(f)

If the Company shall fail to redeem any Preferred Shares required to be redeemed by it within 30 days of the Retraction Date, then until such time as the Company shall have redeemed all such shares so called for redemption, the dividend payable to the holders of the Preferred Shares to be redeemed shall thereafter be preferential and cumulative computed from the Retraction Date.

(g)

Notwithstanding anything contained in this Part, the Company shall be under no obligation to redeem any Preferred Shares to the extent that such redemption would, in the reasonable opinion of the Directors, be in violation of the laws of the Act or any other applicable law.

(h)

Any redemption monies that are represented by a cheque which has not been presented to the Company’s bankers for payment or that otherwise remains unclaimed (including monies held on deposit to a special account) for a period of six years from the Retraction Date shall be forfeited to the Company.

27.6     Conversion Rights.

(a)	The holders of Preferred Shares have the conversion rights set out in this Section 27.6 (the “Conversion Rights”).

(b)	Each outstanding Preferred Share shall be converted into Common Shares at the Preferred Conversion Rate on the date (the “Conversion Date”) which is the earliest of:

(i)

the date which is specified for conversion in written notice given to the Company at its Registered Office (the "Holder's Conversion Notice") which shall in any event be no less than 20 Business Days following the delivery of such written notice, requiring the Company to convert the whole or from time to time any part of the Preferred Shares held by the holder into Common Shares; and

(ii)

the date which is 20 Business Days following written notice (the "Company’s Conversion Notice") by the Company to all of the holders of the Preferred Shares and holders of outstanding warrants for the purchase thereof of the repayment in full by the Company of the Indebtedness, provided that no such notice may be given unless:

(A)	the Company shall have achieved earnings before interest, taxes, depreciation, and amortization of not less than U.S.$3.5 million in the last fiscal year prior to such notice being given; and

(B)

the Common Shares may be issued without legend and without stop against retransfer by prior registration under the United States Securities Act of 1933, as amended, (the “Securities Act”) or an application exemption from registration under the Securities Act and any other applicable securities legislation.

(c)

Following receipt by the Company of the Holder's Conversion Notice or delivery by the Company of the Company’s Conversion Notice, as the case may be, the Preferred Shares which are the subject of such notice shall be converted into Common Shares automatically without further action by the holders thereof without adjustment for accrued dividends, if any, and whether or not the certificates representing the Preferred Shares are surrendered to the Company or its transfer agent, if any.

(d)	Conversion pursuant to Section 27.6(c) shall be carried out only upon the following terms:

(i)

On or about the Conversion Date, the Company shall give to the holder written notice of conversion stating the number of Preferred Shares registered in the name of the holder and the number of Common Shares to which such shares have been converted;

(ii)

The Company shall, as soon as practicable thereafter, mail share certificates for such Common Shares, registered in the name of such holder, by ordinary prepaid post to the last address of such holder as it appears on the records of the Company;

(iii)

The conversion shall be deemed to have been made immediately prior to the close of business on the Conversion Date and the person(s) entitled to receive the Common shares issuable upon the conversion shall be treated for all purposes as the holder(s) of record of the Common Shares on that date; and

(iv) As of and from the Conversion Date, the holder shall not be entitled to exercise any of the rights in respect of the Preferred Shares so exchanged.

(e)	Fractional shares shall not be issued upon any conversion.

(f)

If the Company effects a consolidation or subdivision of the number of outstanding Common Shares into a lesser or greater number, then the Preferred Conversion Rate shall be decreased or increased proportionately, as the case may be. If the Common Shares issuable upon the exchange of the Preferred Shares are changed into shares of any other class(es) in the capital of the Company, whether by capital reorganization, amalgamation, consolidation, merger or sale of assets or otherwise then the holder of each Preferred Share shall have the right thereafter to convert the share into the kind and number of shares, other securities and property receivable upon the reorganization, reclassification or other change as would the holder of the number of Common Shares into which the Preferred Shares might have been converted immediately prior to the reorganization, reclassification or change, but subject to further adjustment as otherwise provided in this Section 27.6(f).

(g)

If at any time and from time to time there is (i) an amalgamation, consolidation or merger of the Company with or into another Company or (ii) the sale of all or substantially all of the properties and assets of Company to any other person, then the Company shall provide that the holders of the Preferred Shares shall thereafter be entitled to receive upon exchange of the Preferred Shares the number of shares or other securities or property of the Company or of the successor Company resulting from the amalgamation, consolidation, merger or sale to which a holder of Common Shares deliverable upon exchange would have been entitled. In any such event, appropriate adjustments shall be made in the application of the provisions with respect to the rights of the holders of the Preferred Shares after the reorganization, amalgamation, merger, consolidation or sale, as the case may be, so that the provisions of the articles of the Company, without limitation, adjustment of the Preferred Conversion Rate then in effect and the number of Common Shares to be obtained by conversion of the Preferred Shares shall apply after the event as nearly equivalent as may be practicable.

27.7     Participation upon Liquidation, Dissolution or Winding-Up. In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its shareholders for the propose of winding-up its affairs or upon the occurrence of a Liquidity Event, the holders of the Preferred Shares shall be entitled to receive an amount equal to the Preferred Redemption Amount in respect of each Preferred Share held, together with all unpaid cumulative dividends, whether or not declared, which shall have accrued thereon and which, for such purposes, shall be treated as accruing up to but excluding the date of such liquidation, dissolution, winding-up, distribution of assets or Liquidity Event, before any distribution of any part of the assets of the Company among the holders of the Common Shares or shares of any other class ranking junior to the Preferred Shares. Except as provided in this Section 27.7, holders of Preferred Shares shall not be entitled to any further participation in the assets of the Company.

27.8     Withholding Rights. Notwithstanding anything herein inconsistent with this Part 27, the Company shall be entitled to deduct and withhold from any dividend or other amount payable to any holder of Preferred Shares such amounts as the Company is required to deduct and withhold with respect to such payment under any provision of provincial, federal, territorial, state, local or foreign tax law. Any amounts so deducted and withheld shall be treated for all purposes hereof as having been paid to the holder of the Preferred Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required to be deducted and withheld from any payment to a holder exceeds the cash portion of the amount otherwise payable to the holder, the Company is hereby authorized to sell or otherwise dispose of such portion of the amount otherwise payable as is necessary to provide sufficient funds to the Company to enable it to comply with such deduction and withholding requirement and the Company shall notify the holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale.

PART 1	INTERPRETATION	1
1.1	Definitions	1
1.2	Business Corporations Act Definitions Apply	1
1.3	Interpretation Act Applies	1
1.4	Conflict in Definitions	1
1.5	Conflict Between Articles and Legislation	1

PART 2	SHARES AND SHARE CERTIFICATES	1
2.1	Authorized Share Structure	1
2.2	Form of Share Certificate	1
2.3	Right to Share Certificate or Acknowledgement	1
2.4	Sending of Share Certificate	2
2.5	Replacement of Worn Out or Defaced Certificate	2
2.6	Replacement of Lost, Stolen or Destroyed Certificate	2
2.7	Splitting Share Certificates	2
2.8	Certificate Fee	2
2.9	Recognition of Trusts	2

PART 3	ISSUE OF SHARES	2
3.1	Directors Authorized to Issue Shares	2
3.2	Commissions and Discounts	2
3.3	Brokerage	2
3.4	Conditions of Issue	3
3.5	Warrants, Options and Rights	3
3.6	Fractional Shares	3

PART 4	SHARE REGISTERS	3
4.1	Central Securities Register	3
4.2	Branch Registers	3
4.3	Appointment of Agents	3
4.4	Closing Register	3

PART 5	SHARE TRANSFERS	3
5.1	Recording or Registering Transfer	3
5.2	Form of Instrument of Transfer	3
5.3	Transferor Remains Shareholder	3
5.4	Signing of Instrument of Transfer	4
5.5	Enquiry as to Title Not Required	4
5.6	Transfer Fee	4

PART 6	TRANSMISSION OF SHARES	4
6.1	Legal Personal Representative Recognized on Death	4
6.2	Rights of Legal Personal Representative	4

PART 7	PURCHASE OF SHARES	4
7.1	Company Authorized to Purchase Shares	4
7.2	Purchase When Insolvent	4
7.3	Sale and Voting of Purchased Shares	4

PART 8	BORROWING POWERS	5
8.1	Powers of Directors	5
8.2	Terms of Debt Instruments	5
8.3	Delegation by Directors	5

PART 9	ALTERATIONS	5
9.1	Alteration of Authorized Share Structure	5
9.2	Special Rights and Restrictions	5
9.3	Change of Name	6
9.4	Alterations to Articles	6
9.5	Alterations to Notice of Articles	6

(continued)

(continued)

(continued)

(continued)

		Page

27.7	Participation upon Liquidation, Dissolution or Winding-Up.	26
27.8	Withholding Rights.	26

APPENDIX A
PROXY CARD

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF

ELEPHANT & CASTLE GROUP INC.

May 11, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [ ]

FOR AGAINST ABSTAIN
PROPOSAL TWO: Election of the following nominees as directors:			PROPOSAL ONE: To fix the number of directors of the Company for the ensuing year at eight (8).	[ ] [ ] [ ]
NOMINEES:
[ ] FOR ALL NOMINEES	O	Christopher Anderson
	O	Jeffrey M. Barnett		FOR WITH-HOLD ABSTAIN
			PROPOSAL THREE: To appoint Pannell Kerr Forster Worldwide as	[ ] [ ] [ ]
[ ] WITHHOLD AUTHORITY	O	Richard H. Bryant	Auditors for the 2006 fiscal year and to authorize the directors to
FOR ALL NOMINEES	O	Thomas Chambers	fix the remuneration to be paid to the auditors of the Company.
	O	Richard M. Kelleher
[ ] FOR ALL EXCEPT	O	George Pitman		FOR AGAINST ABSTAIN
(See instructions below)	O	Colin Stacey	PROPOSAL FOUR: To amend the Company's Notice of Articles to	[ ] [ ] [ ]
	O	David Wiederecht	change the authorized share structure of the Company to create an unlimited number of Class A Preferred shares, all as set forth in the resolutions attached as Schedule B to the accompanying
Joint Proxy Statement and Management Information Circular.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark FOR ALL EXCEPT and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	[ ]
Signature of Shareholder [____________________________] Date: [___________] Signature of Shareholder [____________________________] Date: [___________]
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

NOTES TO PROXY

Shareholders who are unable to attend the Meeting are requested to complete and deposit this proxy no later than 10:00 a.m. (Vancouver Time), May 9, 2006, either with the Company at 12th Floor, 1190 Hornby Street, Vancouver, British Columbia, Canada, V6Z 2K5 or by fax to 604-684-8595 or at the offices of the Company's Registrar and Transfer Agent, American Stock Transfer and Trust Company, located at 6201, 15th Avenue, Brooklyn, New York 11219, USA.

The shares represented by this proxy will be voted for or against, or the voting of such shares will be withheld or abstained from, as the case may be, on any poll (ballot) in respect of the items set forth in the Form of Proxy as the shareholder may have specified by marking an "X" in the place provided for that purpose. If no choice is specified, the shares will be voted on any poll (ballot) as if the shareholder had specified voting for (i.e. in favour of) the items, and the shareholder hereby confers discretionary authority on the proxyholder or proxyholders hereby appointed to vote the shares accordingly.

Each shareholder has the right to appoint a person (which may be a company and who need not be a shareholder) to attend and act on the shareholder's behalf at the Meeting other than the persons designated in this Form of Proxy. If the shareholder does not want to appoint the persons designated in the Form of Proxy, the shareholder should strike out their names and insert in the blank space provided the name of the person the shareholder wishes to act as the shareholder's proxyholder and, if desired, an alternate proxyholder. A proxyholder or alternate proxyholder need not be a shareholder of the Company.

In the case of any amendments or variations to the proposed resolutions, and in the case of any other matters which may properly come before the Meeting, the shareholder hereby confers discretionary authority on the proxyholder hereby appointed to act and vote on the shareholder's behalf on any poll (ballot), as the proxyholder in the proxyholder's sole discretion may see fit, all in the same manner and to the same extent and with the same power as the shareholder could, if the shareholder were personally present at such meeting. No such amendments, variations, or other matters were known to management at the time this proxy was solicited.

In addition to revocation in any manner permitted by law, a Proxy may be revoked by an instrument in writing signed by the shareholder or by notifying the Company at the office of the Company, located at 12th Floor, 1190 Hornby Street, Vancouver, British Columbia, Canada, V6Z 2K5, or by fax to 604-684-8595, or at the offices of the Company's Registrar and Transfer Agent, American Stock Transfer and Trust Company, located at 6201, 15th Avenue, Brooklyn, New York 11219, USA at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, or as to any matter in respect of which a vote shall not already have been cast pursuant to such proxy, with the Chairman of the Meeting on the day of the Meeting, or at any adjournment thereof, and upon either of such deposits the proxy is revoked.

FORM OF PROXY CARD

ELEPHANT & CASTLE GROUP INC.

ANNUAL AND SPECIAL MEETING TO BE HELD MAY 11, 2006
FOR HOLDERS OF RECORD AS OF APRIL 7, 2006

This proxy is solicited by management of Elephant & Castle Group Inc. (the "Company") for the Annual and Special Meeting of Shareholders on May 11, 2006 (the "Meeting"). At the Meeting, holders of common shares ("Common Shares") and Preferred shares, Series A ("Preferred Shares") are entitled to vote by virtue of the rights attached to such shares. Shareholders are entitled to one vote for every Common Share held and three votes for every Preferred Share held. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally or by telephone by directors, officers or employees of the Company at nominal cost. The cost of this solicitation will be borne by the Company.

The undersigned hereby appoint(s) Richard Bryant, or in his absence, Roger Sexton, or instead of either of them ___________________________, as Proxyholder of the undersigned, with power of substitution, to attend, act and vote for and on behalf of the undersigned at the Meeting, and at any and all adjournments thereof, in the same manner, to the same extent and with same power as if the undersigned were present at the meeting or an adjournment thereof.

Without limiting the general powers hereby confirmed, the Proxyholder is hereby directed to vote on any poll as follows:

(Continued and to be signed on the reverse side.)